                                                                     Rule 497(b)
                                                              Reg. No. 333-43324

  MORGAN STANLEY DEAN WITTER

[LOGO] UNIT INVESTMENT TRUST
SELECT EQUITY TRUSTS

REIT PORTFOLIO SERIES 2000-2
--------------------------------------------------------------------------------

(A Unit Investment Trust)
 -----------------------------------------------------------------------------

Trust objectives: to provide current income and capital appreciation through an investment for approximately 2 years in a fixed portfolio of securities issued by publicly-traded real estate investment trusts ("REITs").

The value of the Units of the Trust will fluctuate with the value of the Portfolio of underlying Securities, and dividends may fluctuate or not be paid.

AN INVESTMENT IN THE TRUST IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN UNITS OF THE TRUST IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

           SPONSOR                                       TRUSTEE
           -------                                       -------
  Dean Witter Reynolds Inc.                      The Chase Manhattan Bank
     2 World Trade Center                            270 Park Avenue
   New York, New York 10048                      New York, New York 10017

--------------------------------------------------------------------------------

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                       PROSPECTUS DATED OCTOBER 11, 2000

                        SUMMARY OF ESSENTIAL INFORMATION

                 MORGAN STANLEY DEAN WITTER SELECT EQUITY TRUST
                          REIT PORTFOLIO SERIES 2000-2

              AS OF OCTOBER 10, 2000, THE INITIAL DATE OF DEPOSIT

Aggregate Value at the Evaluation Time of Securities in Trust.........  $247,294.52
Number of Units(1)....................................................      24,954
Fractional Undivided Interest in the Trust Represented by Each Unit...      24,954
Public Offering Price Per 100 Units:
    Value of Securities in the Trust..................................  $   987.40
    Plus Value of Securities for Organization Costs(2)................        3.60
                                                                        ----------
    Total Value of Securities.........................................      991.00
    Plus Sales Charge of 3.90% of Public Offering Price(3) (3.935% of
     the amount invested in Securities)...............................       39.00
    Less Deferred Sales Charge per 100 Units..........................      (30.00)
                                                                        ----------
    Public Offering Price per 100 Units(4)............................  $ 1,000.00
                                                                        ==========
Sponsor's Repurchase Price per 100 Units and Redemption Price per 100
  Units (based on the value of the underlying Securities, $39.00 less
  than the Public Offering Price per 100 Units)(5)....................  $   961.00
                                                                        ==========

Evaluation Time: Close of the market: 4:00 p.m., New York time.

Minimum Purchase: The minimum initial investment is $1,000 ($100 if the initial purchase is through an IRA). The minimum subsequent investment is $100.

Distributions will be made on the Distribution Dates (monthly on the fifteenth day of each month beginning
November 15, 2000) to holders of record on the immediately preceeding Record Date (monthly on the first day of each month beginning November 1, 2000).

The Mandatory Termination Date of the Trust is November 29, 2002, although the Trust may terminate earlier if the value of the Trust at any time is less than 40% of the market value of the Securities deposited into the
Trust. If you wish to receive Securities in-kind, you must elect prior to the in-kind Distribution Date of
October 17, 2002. During the 30 business day period after that date, the Liquidation Period, the remaining
Securities will be sold and the final distribution made (without interest on these proceeds) within 5 business days after the proceeds of the last sale of all Portfolio Securities are received by the Trust.

------------------------

    (1)The number of Units will increase as the Sponsor deposits additional Securities into the Trust. See "Unit Creation--Deposit of Securities" in Part B.

      (2)Unit Holders will bear Organization Costs, which include the cost of preparation and printing of the Indenture, Registration Statement and other documents relating to the Trust, Federal and State registration fees and costs, initial fees of the Trustee, and legal and auditing expenses. At the close of the initial offering period, Securities will be sold or cash will be used to reimburse the Sponsor for its advancements towards Organization Costs. Organization Costs per Unit have been estimated based on a Trust with $25 million of assets. If the assets of the Trust are less than that amount, the Organization Costs per Unit are likely to be greater than the estimate shown.

      (3)You will pay a maximum total sales charge of 3.90% of the Public Offering Price. The sales charge has two components, an Initial Sales Charge and a Deferred Sales Charge. The Initial Sales Charge is calculated by subtracting the Deferred Sales Charge of $30 per 100 Units from the total sales charge. On the date of this Summary of Essential Information, the Initial Sales Charge is $9.00 per 100 Units (0.9% of the Public Offering Price). The amount of the Initial Sales Charge will change and may be more than $9.00 per 100 Units as the value of the Securities changes after the Initial Date of Deposit. The Initial Sales Charge is reduced if you purchase Units with a value of $50,000 or more. (See "Public Offering of Units--Volume Discount"). You will pay a sales charge on all of the Securities, including the Securities held to pay Organization Costs.

       To pay the Deferred Sales Charge, the Trustee will sell Trust assets on each Deferred Sales Charge Payment Date (the last business day of each month, over an 8 month period beginning January 31, 2001) in an amount equal to $4.00 per 100 Units in the first seven months and $2.00 per 100 Units in the eighth month. If you sell, redeem or exchange your Units before the last Deferred Sales Charge Payment Date the proceeds payable to you will be reduced by the amount of any unpaid Deferred Sales Charge.

      (4)This is the price as of the Initial Date of Deposit only and will change on subsequent dates.

    (5)This is the price as of the Initial Date of Deposit only and will change on subsequent dates. This price reflects deductions for remaining Deferred Sales Charge payments ($30.00 per 100 Units initially). In addition, after the initial offering period, the repurchase and cash redemption prices will be further reduced to reflect the Trust's estimated brokerage costs of selling Securities to meet redemptions, currently estimated at $1.25 per 100 Units.

                                     FEE TABLE

THIS FEE TABLE IS INTENDED TO HELP YOU TO UNDERSTAND THE COSTS AND EXPENSES THAT YOU WILL BEAR DIRECTLY OR INDIRECTLY. SEE PUBLIC OFFERING OF UNITS AND EXPENSES AND CHARGES. ALTHOUGH THE TRUST HAS A TERM OF APPROXIMATELY TWO YEARS, AND IS A UNIT INVESTMENT TRUST RATHER THAN A MUTUAL FUND, THIS INFORMATION IS PRESENTED TO PERMIT A COMPARISON OF FEES AND EXPENSES, ASSUMING THE PRINCIPAL AMOUNT AND DISTRIBUTIONS ARE EXCHANGED EACH YEAR INTO A NEW TRUST SUBJECT ONLY TO THE DEFERRED SALES CHARGE AND TRUST EXPENSES.

                                                                                  AMOUNT PER
                                                                                    $1,000
                                                                                  INVESTMENT
                                                                                    IN 100
UNIT HOLDER TRANSACTION EXPENSES                                                    UNITS
--------------------------------                                                  ----------
Initial Sales Charge Imposed on Purchase.........................      0.90%(a)   $ 9.00
Deferred Sales Charge............................................      3.00%(a)    30.00
                                                                   --------       ------
Maximum Sales Charge.............................................      3.90%      $39.00
                                                                   ========       ======

ORGANIZATION COSTS...............................................      .360%      $ 3.60

ESTIMATED ANNUAL TRUST OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS) (b)
  Trustee's Fee including Estimated Expenses (c).................     .112%        $ 1.12
  Sponsor's Portfolio Supervision Fee (c)........................     .025           0.25
  Bookkeeping and Administrative Fees............................       --             --
  Other Operating Expenses.......................................       --             --
                                                                   -------         ------
      Total......................................................    0.137%        $ 1.37
                                                                   =======         ======

                                      EXAMPLE

                                                                  CUMULATIVE
                                                               EXPENSES PAID FOR
                                                                    PERIOD
                                                              -------------------
                                                               1 YEAR    2 YEARS
                                                              --------   --------
An investor would pay the following expenses on a $10,000
 investment, assuming an estimated operating expense ratio
 and organization cost of .497% and a 5% annual return on
 the investment throughout the periods......................    $440       $792

The Example assumes all dividends and distributions will be reinvested and uses a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. Because the reductions to the repurchase and cash redemption prices described in footnote 5 on page ii apply only to the secondary market, these reductions have not been reflected in the figures above.
The Example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and rate of return may be more or less than those assumed for purposes of the Example.

                              -------------------

(a) The Initial Sales Charge is actually the difference between 3.90% and the Deferred Sales Charge of $30.00 per 100 Units; it will exceed 0.90% if the Public Offering Price exceeds $1,000 per 100 Units.

     The Deferred Sales Charge is paid on each Deferred Sales Charge Payment Date, in an amount equal to $4.00 per 100 Units in the first seven months and $2.00 per 100 Units in the eighth month, irrespective of the purchase or redemption price per Unit. If a Holder sells Units before all of these payments have been made, any unpaid Deferred Sales Charge will be deducted from the sales proceeds. If the Unit purchase price exceeds $1000 per 100 Units, the Deferred Sales Charge will be less than 3.00%; if the Unit purchase price is less than $1000 per 100 Units, the Deferred Sales Charge will exceed 3.00%.

(b) The estimates do not include the costs paid by the Trust of purchasing and selling Securities.

(c) The fees accrue daily and are payable on each Distribution Date. The Sponsor estimates that dividends from the Securities (based on the last dividends actually paid) will be sufficient to pay the estimated expenses of the Trust. See: "Expenses and Charges". In addition to the Trustee's fee, brokerage costs which the Trust will pay to purchase Securities are currently estimated at $1.00 per 100 Units.

SUMMARY OF ESSENTIAL
INFORMATION--(continued)

    INVESTMENT NAME AND STRUCTURE: The Morgan Stanley Dean Witter Select Equity Trust REIT Portfolio Series 2000-2 (the "Trust")--a unit investment trust composed of a fixed portfolio of publicly-traded common stocks and common shares of beneficial interest issued by publicly traded REITs or contracts to purchase those stocks (the "Securities").

    OBJECTIVES: To provide current income and capital appreciation by an investment in the Securities, selected as of October 10, 2000. There is, however, no guarantee that the Trust will achieve its objectives.

    TRUST SECURITIES: The Sponsor selected the Securities of the Portfolio from the Morgan Stanley Dean Witter Global Equity Research REIT stock universe of Equity REITs. The Sponsor utilized a rule-based formula that it developed. The formula primarily reflects, among other things, the following criteria, as of October 10, 2000:

    - eliminate stocks that do not pay a dividend;

    - current stock rating must be either Strong Buy, Out-perform or Neutral;

    - annual dividend payment is not more than a pre-determined percentage of the current estimate for Funds From Operations ("FFO");

    - stock has a positive trend for FFO; and

    - the portfolio must represent at least five asset classes of REIT stocks, such as offices, apartments, hotels, etc.

    The Sponsor then ranks the remaining stocks from highest to lowest dividend yield and chooses the top 30 dividend yielding stocks to comprise the Portfolio. The Portfolio is generally equally-weighted, although there may be certain variations based on market factors, including average daily trading volume. See the "Schedule of Portfolio Securities" for specific share weighting of each Security in the Portfolio as of the Initial Date of Deposit. There is no guarantee that the above criteria will meet the objectives of the Trust.

    MSDW Research currently rates stocks, in the order of highest rating category to the lowest, as follows:

    - Strong Buy,

    - Outperform,

    - Neutral, and

    - Underperform.

    The Securities that the Sponsor selected for the Portfolio were rated either Strong Buy, Outperform or Neutral on the Initial Date of Deposit. The MSDW Global Equity Research Department of Morgan Stanley & Co. Incorporated, which is an affiliate of the Sponsor, had no role in the selection of the Portfolio.

    The Sponsor applied the above criteria to the Securities it selected for inclusion in the Trust Portfolio as of October 10, 2000. Assigning research ratings to individual stocks is an ongoing process, and ratings change as research analysts deem appropriate. Thus, ratings can change at any time and you should expect them to change during the life of the Trust. Also, analysts make research ratings without taking into account any particular investor, portfolio or time horizon. Ratings do not reflect any specified "allocations" of companies, by industry or sector.

    REITs generally have interests in income-producing real estate. There are two principal types of REITs:

    - Equity REITs, which primarily hold real estate and benefit from the underlying net rental income that the properties generate, and

    - Mortgage REITs, which primarily hold mortgages which are secured by real estate assets and benefit predominantly from the difference between the interest income on the mortgage loans and the interest expense on the capital used to finance the loans.

    Hybrid REITs, a third type, combine the investment strategies of the Equity REITs and the Mortgage REITs.

    Equity REITs emphasize direct property investment and hold their invested assets primarily in the ownership of real estate or other equity interests. The objective of an Equity REIT, which all of the Trust's Securities consist of, is to purchase income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. They typically invest in properties such as office, retail, industrial, hotel, parking facilities, apartment buildings and health care facilities.

    To qualify for special tax treatment under the federal income tax law, a REIT must conform to certain requirements of the Internal Revenue Code.

    Following the initial deposit, the Sponsor expects to deposit additional Securities, contracts to purchase additional Securities together with a letter of credit and/or cash with instructions to purchase additional Securities to create Additional Units. To the extent practicable, the proportionate relationship between the number of shares of each Security in the Portfolio will be maintained.

    PORTFOLIO CHARACTERISTICS. The Portfolio of the Trust consists of stocks issued by Equity REITs in the asset classes set forth below*:

                                   APPROXIMATE
                                  PERCENTAGE OF
                                AGGREGATE MARKET
ASSET CLASS                      VALUE OF TRUST
-----------                  -----------------------
Office.....................          17.69%
Apartment/Multifamily......          21.30
Regional Mall..............          15.13
Shopping Center............          14.20
Industrial.................          14.21
Hotel......................          11.95
Self storage...............           3.00
Triple Net Lease...........           2.52

    * As of Initial Date of Deposit, subject to future change.

    RISK FACTORS: An investment in Units of the Trust should be made with an understanding of the following risks associated with the Trust's fixed portfolio of common stocks:

    Risks inherent in an investment in common stocks include:

    - price fluctuation,

    - volatility inherent in equity securities, and

    - dividends may fluctuate or not be paid at any time.

    Your risk is increased because the portfolio is concentrated in stocks of REIT issuers.

    Investors should also be aware that the value of the underlying Securities in the Portfolio may fluctuate in accordance with changes in the value of common stocks in general. Equity markets have been at historically high levels and we cannot assure that these levels will continue.

    The Trust Portfolio is an unmanaged fixed portfolio. The Securities listed in the Schedule of Portfolio Securities are expected to be held for the life of the Trust, regardless of any changes in yields or ratings. After the Portfolio is selected any of the Securities may no longer meet the criteria for initial inclusion in the Trust and may not be among the highest yielding REIT stocks that MSDW Research rated Strong Buy, Outperform or Neutral, and MSDW Research may downgrade or remove the ratings of any of the Securities. If another firm assigned any ratings to the Securities, that firm may downgrade or remove the rating. This action may have an adverse effect on the Securities. However, none of these events will cause the removal of any Securities from the Trust's fixed portfolio.

    The Securities may appreciate or depreciate in value, or pay dividends, depending on:

    - economic, regulatory and market influences affecting corporate profitability and stock performance,

    - the strength or weakness of the market for commercial real estate,

    - the financial condition of issuers,

    - prices of equity securities in general and prices of REIT securities and specifically the Securities in the Trust.

    The Securities' dividends may decrease or end at any time, and dividend yield (the annual dividend per share divided by the price per share) for a Security would likely decline if dividends decrease. Therefore, we can give no assurance that the Trust will achieve its objectives. The Securities, and hence the Units, may be unsuitable for investors like you depending on your specific investment objectives and financial position. The Trust is not appropriate if you seek capital preservation. Past performance does not guarantee future results. The price of, and income from, the Securities (and therefore the Units) may rise or fall. If and when a Unit Holder redeems or sells Units, the Units may be worth more or less than he paid for them.

    Many factors can have an adverse impact on the performance of a particular REIT, including its cash available for distribution, the credit quality of a particular REIT or the real estate industry generally.

    The success of REITs depends on various factors, including the occupancy and rent levels, appreciation of the underlying property and the ability to raise rents on those properties. Economic recession, overbuilding, tax law changes, higher interest rates or excessive speculation can all negatively impact REITs.

    Currently, many REITs are finding it more difficult to acquire real property. This may negatively affect future earnings and share prices.

    Risks associated with the direct ownership of real estate include, among other factors,

    - general U.S. and global as well as local economic conditions,

    - decline in real estate values,

    - the financial health of tenants,

    - overbuilding and increased competition for tenants,

    - oversupply of properties for sale,

    - changing demographics,

    - changes in interest rates,

    - changes in government regulations,

    - faulty construction,

    - regulatory and judicial requirements, including relating to liability for environmental hazards,

    - changes in neighborhood values and buyer demand and

    - the unavailability of construction financing or mortgage loans at rates acceptable to developers.

    Variations in rental income and space availability and vacancy rates in terms of supply and demand are additional factors affecting real estate generally and REITs in particular.

    You should also be aware that REITs may not be diversified and are subject to the risks of financing projects. The real estate industry may be cyclical, and, if the Trust acquires REIT Securities at or near the top of the cycle, there is increased risk of a decline in value of the REIT Securities during the life of the Trust. The recent increased demand for certain types of real estate may have inflated the value of real estate. This may increase the risk of a substantial decline in the value of such real estate and increase the risk of a decline in the value of the Securities and therefore the value of the Units. REITs are also subject to defaults by borrowers and the market's perception of the REIT industry generally.

    Because of their structure, and the legal requirement that they distribute at least 95% of their taxable income to shareholders annually (90% for taxable years beginning after December 31, 2000), REITs require frequent amounts of new funding, through both borrowing money and issuing stock. Thus, REITs historically have frequently issued substantial amounts of new equity shares (or equivalents) to purchase or build new properties. This may have adversely affected REIT equity share market prices. Both existing and new share issuances may have an adverse effect on these prices in the future, especially when REITs continue to issue stock when real estate prices are relatively high and stock prices are relatively low.

    The Sponsor is unable to predict the extent to which REIT issuers will issue new equity shares or equivalents in the future. Any new issuances and transactions could negatively affect REIT equity share prices, including those shares that the Trust holds.

    Some REITs in the Trust may be structured as UPREITs. An UPREIT owns an interest in a partnership that owns real estate. This can result in a potential conflict of interest between (1) shareholders of the REIT who may want to sell an asset and (2) other partnership interest holders who would be subject to tax liability if the REIT sells the property. In some cases, REITs have entered into "no sell" agreements, which are designed to avoid taxing the holders of partnership units by preventing the REIT from selling the property. This arrangement may mean that the REIT would refuse a lucrative offer for an asset or be forced to hold on to a poor asset. Since parties to "no sell" agreements often do not disclose them, the Sponsor does not know whether any of the REITs in the Trust have entered into this kind of arrangement.

    Securities may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences (both domestic and international) affecting corporate profitability, the financial condition of issuers and the prices of equity securities in general and the Securities in particular. The value of a Unit may decline and when you sell or redeem your Unit it may be worth less than what you paid for it. Securities may only be sold for limited reasons, such as a material deterioration in the financial condition of an issuer. During the life of the Trust, Securities will not be sold to take advantage of market fluctuations.

    Additional Risk Factors. See also notes to "Schedule of Portfolio Securities" and "The Trust--Risk Factors" in Part B.

    DISTRIBUTION: The Trustee will distribute net income on each Distribution Date to holders of record on the immediately preceding Record Date as set forth on page i above. If Securities are sold and the sales proceeds are not used to redeem Units, the sales proceeds will be distributed to Unit Holders. Upon termination of the Trust, the Trustee will distribute to each Unit Holder of record his pro rata share of the Trust's assets, less expenses and less any Deferred Sales Charge then payable. Unit Holders can elect to invest their distributions automatically in units of a New Series, if offered by the Sponsor. Units acquired through investment upon termination will be subject only to a deferred sales charge (see "Administration of the Trust--Termination").

    The Sponsor anticipates that dividends from the Securities will be sufficient to:

    - pay expenses of the Trust and

    - after paying expenses, make the periodic net income distributions to Unit Holders.

    This expectation is based on the last dividend actually paid by the companies included in the Schedule of Portfolio Securities. (See: "Expenses and Charges" and "Administration of the Trust--Distribution".)

    PUBLIC OFFERING PRICE: The Public Offering Price per 100 Units is computed after receipt of a purchase order on the basis of

    - the total value of the underlying Securities and

    - cash held by the Trust.

    The assets are reduced by Trust expenses and liabilities and then divided by the number of Units outstanding times 100. A sales charge is then added. Further details can be found on pages i and ii above, particularly footnote 3. (See "Public Offering of Units--Public Offering Price".)

    Unit Holders acquiring units in any future series through an exchange or rollover of units of a previous series of the Trust will acquire those units subject only to the Deferred Sales Charge. Investors desiring to invest in successive trusts at a reduced sales charge must elect to do so before the termination of their existing trust.

    MARKET FOR UNITS: The Sponsor, although not obligated to do so, intends to maintain a market for the Units. If this market is not maintained, a Unit Holder will be able to dispose of his Units through redemption at prices based on the total value of the underlying Securities. The sale or redemption price will be the then current Unit net asset value including deduction for any remaining Deferred Sales Charge.

    TERMINATION: The Trust will terminate approximately 2 years after the Initial Date of Deposit regardless of market conditions at that time. The Trust will then liquidate; generally over a 30 business day period. Unit Holders may elect to receive shares in-kind. Cash held upon this sale of Securities will be held uninvested in non-interest bearing accounts created by the Indenture until distributed pro rata to Unit Holders on or about December 6, 2002. The Trustee will benefit from holding the cash because it can earn interest on it during the period.

    The amount realized by a Unit Holder upon termination may be less than the amount paid by the Unit Holder. Sales of Securities in the Trust during the period before termination and upon termination may be at a lower price than might otherwise be realized if the sale were not required at that time. (See:
"Administration of the Trust--Distribution".)

    Because the Trust is not managed and the Securities can only be sold during the Liquidation Period or under certain other limited circumstances described in this prospectus, the proceeds received from the sale of Securities may be less than could be obtained if the sale had taken place at a different time. Depending on the volume of Securities sold and the prices of and demand for Securities at the time of the sale, the sales of Securities from the Trust may tend to depress the market prices of these Securities and hence the value of the Units, thus reducing termination proceeds available to Unit Holders. To lessen potential adverse price consequences of heavy volume trading in the Securities taking place over a short period of time and to provide an average market price for the Securities, the Trustee will follow procedures set forth in the Indenture to sell the Securities in an orderly fashion over a period not to exceed the Liquidation Period.

    The Sponsor can give no assurance, however, that these procedures will lessen negative price consequences or provide a better price for these Securities. The Trust may terminate earlier than on the Mandatory Termination Date if the value of the Trust is less than the Discretionary Liquidation Amount set forth under "Administration of the Trust--Termination."

                          INDEPENDENT AUDITORS' REPORT

THE UNIT HOLDERS, SPONSOR AND TRUSTEE
MORGAN STANLEY DEAN WITTER SELECT EQUITY TRUST
REIT PORTFOLIO SERIES 2000-2

    We have audited the accompanying statement of financial condition of the Morgan Stanley Dean Witter Select Equity Trust REIT Portfolio Series 2000-2, including the schedule of portfolio securities, as of October 10, 2000. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of an irrevocable letter of credit for the purchase of securities, as shown in the statement of financial condition and schedule of portfolio securities as of October 10, 2000, by correspondence with The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Morgan Stanley Dean Witter Select Equity Trust REIT Portfolio Series 2000-2 as of October 10, 2000, in accordance with accounting principles generally accepted in the United States of America.

GRANT THORNTON LLP

Chicago, Illinois
October 10, 2000

                        STATEMENT OF FINANCIAL CONDITION

                 MORGAN STANLEY DEAN WITTER SELECT EQUITY TRUST
                          REIT PORTFOLIO SERIES 2000-2
                   INITIAL DATE OF DEPOSIT, OCTOBER 10, 2000

TRUST PROPERTY
    Sponsor's Contracts to purchase underlying Securities
     backed by an irrevocable letter of credit (a)(b).......  $247,294.52
                                                              ----------
      Total.................................................  $247,294.52
                                                              ==========
LIABILITIES AND INTEREST OF UNIT HOLDERS
    Liabilities
      Deferred portion of sales charge (c)..................  $ 7,486.20
      Organization Costs (b)................................      898.34
                                                              ----------
      Subtotal..............................................    8,384.54
                                                              ----------
    Interest of Unit Holders--
    Units of fractional undivided interest outstanding:
      Cost to investors (d).................................  249,539.74
      Less: Gross underwriting commissions (e)..............   (9,731.42)
      Less: Organization Costs (b)..........................     (898.34)
                                                              ----------
    Net amount applicable to investors......................  238,909.98
                                                              ----------
      Total.................................................  $247,294.52
                                                              ==========

------------------------
(a) The aggregate value of the Securities represented by Contracts to Purchase listed under "Schedule of Portfolio Securities" and their cost to the Trust are the same. The value is determined by the Trustee on the basis set forth under "Public Offering of Units--Public Offering Price". A $300,000.00 irrevocable letter of credit drawn on Danske Bank, New York Branch has been deposited with the Trustee.

(b) A portion of the Public Offering Price consists of Securities in an amount sufficient to pay for all or a portion of the costs incurred in establishing the Trust. The Sponsor will be reimbursed for the organization costs at the close of the initial offering period. Organization costs per unit have been estimated based on a Trust with projected total assets of $25 million. To the extent the assets of the Trust are less than $25 million, the organization costs may be less, although the per Unit amount may increase. If the assets of the Trust are more, the organization costs may be higher, although the per Unit amount may decrease.

(c) Represents the aggregate amount of mandatory distributions of $4.00 per 100 Units per month payable on the last business day of each month from January 31, 2001, through July 31, 2001 and $2.00 per 100 Units on
    August 31, 2001. Distributions will be made to an account maintained by the Trustee from which the Unit Holders' Deferred Sales Charge obligation to the Sponsor will be satisfied. If Units are redeemed prior to August 31, 2001, the remaining portion of the obligation applicable to such Units will be transferred to such account on the redemption date.

(d) The aggregate Public Offering Price is computed on the basis set forth under "Public Offering of Units--Public Offering Price".

(e) The maximum aggregate sales charge of 3.90% of the Public Offering Price per 100 Units is computed on the basis set forth under "Public Offering of Units--Public Offering Price".

                        SCHEDULE OF PORTFOLIO SECURITIES

                 MORGAN STANLEY DEAN WITTER SELECT EQUITY TRUST
                          REIT PORTFOLIO SERIES 2000-2
                  ON INITIAL DATE OF DEPOSIT, OCTOBER 10, 2000

                                         CURRENT                           PROPORTIONATE   PERCENTAGE
                                          ANNUAL                           RELATIONSHIP   OF AGGREGATE    MARKET       COST OF
 PORTFOLIO                             DIVIDEND PER  DIVIDEND   NUMBER OF   BETWEEN NO.   MARKET VALUE     VALUE      SECURITIES
    NO.     NAME OF ISSUER              SHARE (1)    YIELD (2)   SHARES      OF SHARES      OF TRUST     PER SHARE   TO TRUST (3)
    ---     --------------             ------------  ---------   ------      ---------    ------------   ---------   ------------
    1.      AMB Property Corporation      $ 1.48       6.18%        367        3.24%         3.55%       $23.9375    $  8,785.06
    2.      Archstone Communities
              Trust                         1.54       6.55         371        3.28          3.53        $23.5000       8,718.50
    3.      Arden Realty, Inc.              1.86       7.29         342        3.02          3.53        $25.5000       8,721.00
    4.      Cousins Properties, Inc.        1.20       4.50         330        2.92          3.56        $26.6875       8,806.88
    5.      Developers Diversified
              Realty Corporation            1.44      11.29         686        6.06          3.54        $12.7500       8,746.50
    6.      Duke-Weeks Realty
              Corporation                   1.72       7.64         390        3.45          3.55        $22.5000       8,775.00
    7.      Equity Residential
              Properties Trust              3.26       7.18         193        1.71          3.54        $45.3750       8,757.38
    8.      Federal Realty Investment
              Trust                         1.88       9.58         448        3.96          3.56        $19.6250       8,792.00
    9.      FelCor Lodging Trust Inc.       2.20       9.51         378        3.34          3.53        $23.1250       8,741.25
   10.      Gables Residential Trust        2.27       8.79         341        3.01          3.56        $25.8125       8,802.06
   11.      General Growth
              Properties, Inc.              2.04       6.48         279        2.47          3.55        $31.5000       8,788.50
   12.      Highwoods Properties,
              Inc.                          2.28      10.02         386        3.41          3.55        $22.7500       8,781.50
   13.      Host Marriott Corporation       0.92       8.22         795        7.03          3.60        $11.1875       8,894.06
   14.      Kimco Realty Corporation        2.72       6.76         218        1.93          3.55        $40.2500       8,774.50
   15.      LaSalle Hotel Properties        1.54       9.74         194        1.71          1.24        $15.8125       3,067.63
   16.      Liberty Property Trust          2.28       8.46         327        2.89          3.56        $26.9375       8,808.56
   17.      Macerich Company                2.04      10.01         429        3.79          3.53        $20.3750       8,740.88
   18.      Mack-Cali Realty
              Corporation                   2.44       8.79         315        2.78          3.53        $27.7500       8,741.25
   19.      MeriStar Hospitality
              Corporation                   2.02       9.88         433        3.83          3.58        $20.4375       8,849.44
   20.      Mills Corporation               2.07      11.34         478        4.22          3.53        $18.2500       8,723.50
   21.      National Golf Properties,
              Inc.                          1.80       8.70         301        2.66          2.52        $20.6875       6,226.94
   22.      Post Properties, Inc.           3.04       8.50         247        2.18          3.57        $35.7500       8,830.25
   23.      ProLogis Trust                  1.34       5.76         377        3.33          3.54        $23.2500       8,765.25
   24.      Regency Realty
              Corporation                   1.92       8.58         392        3.46          3.55        $22.3750       8,771.00
   25.      Simon Property Group,
              Inc.                          2.02       9.03         389        3.44          3.52        $22.3750       8,703.88
   26.      Storage USA, Inc.               2.76       9.34         251        2.22          3.00        $29.5625       7,420.19
   27.      Summit Properties, Inc.         1.75       7.45         374        3.31          3.55        $23.5000       8,789.00
   28.      United Dominion Realty
              Trust, Inc.                   1.07      10.38         852        7.53          3.55        $10.3125       8,786.25
   29.      Vornado Realty Trust            1.92       5.54         251        2.22          3.52        $34.6875       8,706.56
   30.      Westfield America, Inc.         1.48      10.86         182        1.61          1.00        $13.6250       2,479.75
                                                                 ------                                              -----------
                                                                 11,316                                              $247,294.52
                                                                 ======                                              ===========

------------------------
(1) Based on the latest quarterly or semiannual declaration. There can be no assurance that future dividend payments, if any, will be maintained in an amount equal to the dividend listed above.

(2) Each dividend yield represents annual dividend per share divided by price per share as of October 10, 2000, and is subject to change based on changes in share price as well as changes in dividend.

(3) All Securities are represented entirely by contracts to purchase entered into on October 10, 2000. Valuation of Securities by the Trustee was made on the basis of the closing sale price on the exchange where the security is listed, or on the last sale price if not listed, at the Evaluation Time on October 10, 2000. The aggregate purchase price to the Sponsor for the Securities deposited in the Trust is $247,634.00. The Sponsor had a loss on the Initial Date of Deposit of $339.48.

CONFLICT OF INTEREST

    The Sponsor and its affiliates may perform or seek to perform investment banking services for, and may have acted as an underwriter, manager or co-manager of a public offering of the securities of the above issuers during the last three years and may do so from time to time throughout the life of the Trust. The Sponsor or affiliates may serve as specialists in one or more of the Securities in this Trust on one or more stock exchanges, or markets, may make markets in or may have a long or short position in or effect transactions in any of these stocks or in options or other instruments related to one or more of the Securities, and may be on the opposite side of public orders executed on the floor of an exchange where the Securities are listed. An officer, director or employee of the Sponsor or affiliates may be an officer or director of one or more of the issuers of the Securities in the Trust. The Sponsor or affiliates may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the Securities or related options or other instruments related to one or more of the Securities. The Sponsor, its affiliates, directors, elected officers, employees and employee benefits programs may have either a long or short position in any Security or related option.

------------------------

Please note that if this prospectus is used as a preliminary prospectus for a future trust in this Series, the Portfolio may contain different stocks from those described above.

AMB PROPERTY CORPORATION.............  Acquires and operates industrial properties and community shopping centers throughout the United States. The
                                        corporation also provides real estate investment management services to institutional investors.
ARCHSTONE COMMUNITIES TRUST..........  Self-administered equity real estate investment trust. The trust develops, redevelops, acquires, operates, and owns
                                        apartment communities in markets and sub-markets with high barriers to entry across the United States.
ARDEN REALTY, INC....................  A real estate investment trust owns, acquires, manages, renovates, operates, manages, and leases commercial office properties in Southern California. The company operates
                                        through its controlling interest in Arden Realty Limited
                                        Partnership.
COUSINS PROPERTIES, INC..............  A real estate investment trust that derives its revenues from the acquisition, financing, development, management and leasing of commercial properties. These retail and office
                                        properties are concentrated in the Southern United States.
DEVELOPERS DIVERSIFIED REALTY
CORPORATION..........................  This company acquires, develops, re-develops, owns, leases and manages real estate properties throughout eastern and
                                        midwestern states. The properties include shopping centers
                                        (community/neighborhood shopping centers, power centers and mini-malls), business centers (offices, light industrial
                                        buildings, warehouses and research spaces) and undeveloped land.
DUKE-WEEKS REALTY CORPORATION........  A real estate investment trust that owns interests in a diversified portfolio of industrial, office, and retail
                                        properties. The properties are primarily located in
                                        midwestern cities. Duke-Weeks also provides leasing,
                                        property and asset management, acquisition, development,
                                        construction, build-to-suit, and other related services.
EQUITY RESIDENTIAL PROPERTIES
TRUST................................  A self-administered and self-managed real estate investment trust, owns and operates multifamily properties containing apartment units. Its properties are located throughout the
                                        United States. The company also has property partnership
                                        interests and investments in subordinated mortgages
                                        (collateralized by properties).
FEDERAL REALTY INVESTMENT TRUST......  A self-administered real estate investment trust specializes in the ownership, management, development, and redevelopment of prime community and neighborhood shopping centers.
FELCOR LODGING TRUST INC.............  A real estate investment trust focusing on upscale and full service hotels. The company owns Embassy Suites, Crowne
                                        Plaza, Holiday Inn, and Doubletree branded hotels. Other
                                        hotel brands include Sheraton Suites, Sheraton, and Westin.
                                        FelCor's hotels are located in the United States and
                                        Canada, with more than 50% of the hotels in Texas,
                                        California, and Florida.
GABLES RESIDENTIAL TRUST.............  A self-administered and self-managed real estate investment trust owns, manages and develops multifamily apartment
                                        communities in the Southeastern and Southwestern United
                                        States.

GENERAL GROWTH PROPERTIES, INC.......  A real estate investment trust that owns, operates, leases, acquires and expands enclosed regional shopping mall centers throughout the United States. The REIT, with its operating partnership also has unconsolidated equity interests in
                                        other regional mall companies.
HIGHWOODS PROPERTIES, INC............  The company, with its operating partnership and subsidiaries, develops, manages, leases and acquires
                                        suburban office and industrial properties. Highwoods has
                                        expanded into markets throughout the southeastern and
                                        midwestern United States.
HOST MARRIOTT CORPORATION............  A real estate company which owns or holds controlling interests in upscale and luxury full-service hotel lodging properties. The company operates under the Marriott, Ritz
                                        Carlton, Four Seasons, Hyatt, and Swissotel brand names.
KIMCO REALTY CORPORATION.............  A real estate investment trust. The company owns and operates neighborhood and community shopping centers. These shopping centers are generally anchored by supermarkets,
                                        department stores or drugstores. The company also provides management services for shopping centers owned by
                                        affiliated entities and various real estate joint ventures.
LASALLE HOTEL PROPERTIES.............  A real estate investment trust focusing primarily on luxury and upscale full service hotels diversified by location in convention, resort, and business oriented markets. The
                                        company's hotels include Le Meridien, Marriott, Radisson,
                                        Hyatt and Holiday Inn.
LIBERTY PROPERTY TRUST...............  A real estate investment trust which owns suburban office and industrial properties. The company operates through its
                                        Liberty Property Limited Partnership subsidiary.
MACERICH COMPANY.....................  A fully integrated, self-administered and self-managed real estate investment trust. The company acquires, owns,
                                        redevelops, manages, and leases regional and community
                                        shopping centers located throughout the United States.
MACK-CALI REALTY CORPORATION.........  A fully integrated, self administered, self managed real estate investment trust providing management, leasing,
                                        development, construction, and other tenant related
                                        services for its class A real estate portfolio. The
                                        properties are primarily office and office/flex buildings
                                        located in the Northeast.
MERISTAR HOSPITALITY CORPORATION.....  A hotel real estate investment trust and a hotel management company. The company owns hotel and resort properties in the
                                        United States and Canada. Through MeriStar Hotels &
                                        Resorts, MeriStar manages hotels and resorts in the United
                                        States, Canada, and the Caribbean. MeriStar Hotels is
                                        organized into hotel, resort, inn, and Doral divisions.
MILLS CORPORATION....................  A real estate investment trust. The company owns, develops, leases, manages, and markets a portfolio of properties
                                        consisting of super-regional retail and
                                        entertainment-oriented centers under the Mills and Block
                                        names. Mills also owns community shopping centers.
NATIONAL GOLF PROPERTIES, INC........  A self administered real estate investment trust which, through its operating partnership, owns golf course
                                        properties.

POST PROPERTIES, INC.................  Develops and operates upscale multi-family apartment communities in the Southeastern and Southwestern United
                                        States. The company operates as a self-administered and
                                        self-managed real estate investment trust whose primary
                                        business consists of developing and managing Post brand
                                        name apartment communities for its own account.
PROLOGIS TRUST.......................  A real estate investment trust that engages in the acquisition, development, marketing, leasing, and long term ownership of industrial distribution facilities, and the
                                        development of master-planned distribution parks and
                                        corporate distribution facilities for its customers.
REGENCY REALTY CORPORATION...........  A self-administered and self-managed REIT which owns, operates and develops grocery anchored neighborhood and
                                        community shopping centers in targeted "infill" markets in the eastern half of the United States. (Infill refers to
                                        shopping centers within a targeted investment market
                                        offering sustainable competitive advantages, i.e., zoning, development restrictions.)
SIMON PROPERTY GROUP, INC............  A self-administered and self-managed, paired-share real estate investment trust. The company is engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties,
                                        primarily regional malls and community shopping centers.
STORAGE USA, INC.....................  A real estate investment trust that manages, acquires, develops, constructs and franchises self-storage facilities.
                                        The company operates throughout the U.S.
SUMMIT PROPERTIES, INC...............  A self-administered real estate investment trust that designs, develops and manages luxury apartment communities located in the southeastern, southwestern and mid-atlantic
                                        United States. The company's business is conducted
                                        principally through Summit Properties Partnership L.P., of which the Company is the General Partner.
UNITED DOMINION REALTY TRUST, INC....  A self-administered real estate investment trust. The company owns, operates and develops apartment communities
                                        located nationwide.
VORNADO REALTY TRUST.................  A fully-integrated real estate company. The company owns, leases, develops and manages retail and industrial
                                        properties located primarily in the mid-atlantic and
                                        northeast regions of the United States. The company focuses on shopping centers, but also holds warehouse/industrial
                                        properties and an office building.
WESTFIELD AMERICA, INC...............  A real estate investment trust which owns, operates, leases, develops, redevelops and acquires super regional and
                                        regional retail shopping centers located primarily in major metropolitan areas in the United States. The company
                                        conducts its business through its divisions, wholly-owned
                                        subsidiaries and affiliates.

                               PROSPECTUS PART B

                 MORGAN STANLEY DEAN WITTER SELECT EQUITY TRUST

                                  INTRODUCTION

    Dean Witter Reynolds Inc. (the "Sponsor") and The Chase Manhattan Bank (the "Trustee") signed a Trust Indenture and Agreement and a related Reference Trust Agreement that created this series of the Morgan Stanley Dean Witter Select Equity Trust under the laws of the State of New York. Dean Witter Reynolds Inc. is a principal operating subsidiary of Morgan Stanley Dean Witter & Co., a publicly-held corporation.

                                   THE TRUST

OBJECTIVES AND SECURITIES SELECTION

    The objectives of the Trust are:

    - current income, and

    - capital appreciation through an investment in a fixed diversified portfolio of Securities.

    The Trust's Securities* were chosen in the manner described in the "Summary of Essential Information" in Part A. There is, of course, no guarantee that the Trust will achieve its objectives.

SUMMARY DESCRIPTION OF THE PORTFOLIO

    The Trust consists of

        (1) the Securities listed under "Schedule of Portfolio Securities" as may continue to be held in the Trust;

        (2) any additional Securities and contributed cash that the Trust acquires and holds pursuant to the provisions of the Indenture;

        (3) undistributed income; and

        (4) undistributed cash realized from the disposition of Securities. See:
    "Administration of the Trust".

    Because the Trust may sell certain Securities or reduce their percentage under certain circumstances, and may acquire additional Securities from time to time, the Trust is not expected to retain for any length of time its present size and exact composition. See: "Unit Creation--Deposit of Securities" and "Administration of the Trust--Portfolio Supervision".

------------------------
* The term "Securities" includes the initially deposited common stock and any additional common stock or contracts to purchase additional common stock acquired by the Trust pursuant to the Indenture and Agreement. References to common stock in this Prospectus include common shares of a REIT organized as a Trust.

    The Portfolio is comprised of shares of REITs that the Sponsor believes offer an opportunity for (1) current income and (2) capital appreciation during the life of the Trust. You should carefully review the Portfolio and the objectives of the Trust, as well as consider your ability to assume the risks involved, before investing in the Trust.

    REITs are structured as either corporations or business trusts. REITs will not be subject to corporate income taxes if the REIT satisfies the applicable requirements of the Internal Revenue Code. The major tests for the tax-qualified status are that the REIT must

    - be managed by one or more trustees or directors,

    - issue shares of transferable interest to its owners,

    - have at least 100 shareholders,

    - during the last half of each taxable year have no more than 50% of the shares held (actually or by attribution) by five or fewer individuals,

    - invest substantially all of its capital in real estate assets and derive substantially all of its gross income from real estate related assets and

    - distribute at least 95% of its taxable income (90% for taxable years beginning after December 31, 2000), without regard to any net capital gains, to its shareholders each year.

    The Securities that the Sponsor deposited in the Trust on the Initial Date of Deposit consist entirely of interests in REITs as set forth in Part A. There are two principal types of REITs:

    - Equity REITs, which typically hold primarily real estate and benefit from the underlying net rental income generated from the properties, and

    - Mortgage REITs, which typically hold primarily mortgages secured by real estate assets and benefit predominantly from the difference between
      (1) the interest income on the mortgage loans and (2) the interest expense on the capital used to finance the loans.

    A third type, Hybrid REITs, combines the investment strategies of the Equity REITs and the Mortgage REITs.

    In addition to being classified according to investment type, REITs may be categorized further in terms of their specialization by

    (1) property type

        - retail,

        - multifamily,

        - industrial,

        - office, etc., or

    (2) geographic focus

        - nationwide,

        - regional or

        - metropolitan area

REITs may be additionally stratified within certain product types. For example, the retail sector includes categories such as factory outlets, community centers, and regional malls.

RISK FACTORS

    If you invest in Units of the Trust, you should understand the risks of an investment in publicly-traded common stock. These risks include the risk that the value of the Portfolio and hence of the Units will decline with decreases in the market value of the Securities. See the risks described in the "Summary of Essential Information" in Part A of the Prospectus, as well as those set forth below.

    There is no assurance that the objectives of the Trust will be met because the Securities may rise or fall in value, and pay dividends, depending on the full range of economic and market influences affecting:

    - corporate profitability,

    - the financial condition of issuers,

    - conditions in the real estate industry,

    - market conditions and value of common stock, generally.

    Common stocks are susceptible to general stock market movements and to volatile and unpredictable increases and decreases in value as market confidence in and perceptions of the issuers change from time to time. Investors base these perceptions upon such factors as:

    - expectations regarding domestic and foreign economic, monetary and fiscal policies;

    - inflation and interest rates;

    - currency exchange rates, economic expansion or contraction; and

    - global or regional political, economic or banking conditions.

    The Sponsor cannot predict the direction or scope of any of these factors. Additionally, equity markets have recently been at historically high levels and we cannot give any assurance that these levels will continue. The Trust holds stocks whose prices may rise and fall more than the prices of other stocks do.

    The buying and selling of the Securities on behalf of the Trust to create Units or to satisfy redemptions of Units may affect the value of the underlying Securities and the Units. The publication of the list of the Securities selected for the Trust may also cause increased buying activity in some of the REITs comprising the Portfolio. This buying activity in the stock of these REITs prior to the Trust's purchase of the Securities may cause the Trust to purchase the REITs at a higher price than those buyers who purchase REIT shares prior to the purchases by the Trust.

    The Trust and/or other unit investment trusts may own a substantial amount of the shares of a REIT. The sale proceeds of Securities during the life of the Trust and particularly at the termination of the Trust may suffer as a result of the disposition of REIT shares by other unit investment trusts.

    The Trust will consist entirely of shares issued by REITs, domestic corporations or business trusts which invest primarily in income producing real estate or real estate related loans or mortgages. Thus, an investment in the Trust will be subject to risks similar to those associated with the direct ownership of real estate, in addition to securities markets risks, because of the Trust's policy of concentration in the securities of companies in the real estate industry. These risks include

    - declines in the value of real estate,

    - illiquidity of real property investments,

    - risks related to general U.S. and global as well as local economic conditions,

    - dependency on management skill,

    - heavy cash flow dependency,

    - possible lack of availability of mortgage funds,

    - excessive levels of debt or overleveraged financial structure,

    - overbuilding,

    - extended vacancies of properties,

    - increase in competition,

    - increases in property taxes and operating expenses,

    - changes in zoning laws,

    - losses due to costs resulting from the clean-up of environmental problems,

    - liability to third parties for damages resulting from environmental problems,

    - casualty or condemnation losses,

    - economic or regulatory impediments to raising rents,

    - changes in neighborhood values and buyer demand,

    - changes in the appeal of properties to tenants, and

    - changes in interest rates.

    In addition to these risks, Equity REITs may be more likely to be affected by changes in the value of the underlying property owned by the trusts. Further, REITs are dependent upon the management skills of the issuers and generally may not be diversified.

    The above factors may also adversely affect a borrower's or lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

    REITs are financial vehicles that have as their objective the pooling of capital from a number of investors in order to participate directly in real estate ownership or financing. REITs may be self-managed or managed by separate advisory companies for a fee which is ordinarily based on a percentage of the assets of the REIT in addition to reimbursement of operating expenses. Since the Trust will consist entirely of shares issued by REITs, an investment in the Trust will be subject to varying degrees of risk related to the ownership of real property. In addition to securities market risks, such an investment will also involve more risk than a portfolio of common stocks that is not concentrated in a particular industry or group of industries.* The underlying value of the Trust's Securities and the Trust's ability to make distributions to its Unit Holders may suffer from:

    - adverse changes in national economic conditions,

    - adverse changes in local market conditions,

    - increased competition from other properties,

    - obsolescence of property,

    - changes in availability, cost and terms of mortgage funds,

    - the impact of present or future environmental legislation and compliance with environmental laws,

    - the ongoing need for capital improvements, particularly in older properties,

    - changes in real estate tax rates and other operating expenses,

    - regulatory and economic impediments to raising rents,

    - adverse changes in governmental rules and fiscal policies,

    - dependency on management skills,

    - civil unrest,

    - acts of God, including earthquakes and other natural disasters, which may result in uninsured losses,

    - acts of war,

    - adverse changes in zoning laws, and

    - other factors which are beyond the control of the issuers of the REITs in the Trust.

The value of the REITs may at times be particularly sensitive to devaluation due to rising interest rates.

    A significant amount of the assets of a REIT may be invested in investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes, and office buildings. The impact of economic conditions on REITs also varies with geographic location and property type. Variations in rental income and space availability and vacancy rates in terms of supply and demand are additional factors affecting real estate generally and REITs in particular. In addition, you should be aware that REITs may not be diversified and are subject to the risks of financing projects. REITs are also subject to

    - defaults by borrowers,

    - the market's perception of the REIT industry generally,

    - the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and

    - the possibility of failing to maintain exemption from the Investment Company Act of 1940.

------------------------
* A Trust is considered to be "concentrated" in a particular industry when the Securities in that industry constitute 25% or more of the total asset value of the portfolio.

A default by a borrower or lessee may cause the REIT to experience delays in enforcing its rights as mortgagee or lessor and to incur significant costs related to protecting its investments.

    UNINSURED LOSSES. A REIT generally maintains comprehensive insurance on presently owned and subsequently acquired real property assets, including
(1) liability, (2) fire and (3) extended coverage. However, there are certain types of losses, generally of a catastrophic nature, such as earthquakes and floods, that may be uninsurable or not economically insurable, as to which the REIT's properties are at risk in their particular locales. The management of a REIT uses its discretion in determining (1) amounts, (2) coverage limits and
(3) deductibility provisions of insurance. They aim to acquire appropriate insurance on their investments at reasonable costs and on suitable terms. This may result in insurance coverage that, in the event of a substantial loss, would not be sufficient to pay the full current market value or current replacement cost of the lost investment. Inflation, changes in building codes and ordinances, environmental considerations, and several other factors might make it unfeasible to use insurance proceeds to replace a facility after it has been damaged or destroyed. Under such circumstances, the insurance proceeds that REITs receive might not be adequate to restore its economic position with respect to that property.

    ENVIRONMENTAL LIABILITY. Under various federal, state, and local environmental laws, ordinances and regulations, a current or previous owner or operator of real property may be liable for the costs of removal or remediation of hazardous or toxic substances on, under or in such property. Such laws often impose liability (1) whether or not the owner or operator caused or knew of the presence of the hazardous or toxic substances and (2) whether or not the storage of the substances was in violation of a tenant's lease. In addition, (1) the presence of hazardous or toxic substances, or (2) the failure to remediate the property properly, may hinder the owner's ability to borrow using that real property as collateral. We can not give any assurance that one or more of the REITs in the Trust may not be currently liable or potentially liable for any of these costs in connection with real estate assets they presently own or subsequently acquire while the shares of those REITs are held in the Trust.

Fluctuating Security Value

    The value of the Securities, and therefore the value of Units, will fluctuate and can decline, depending upon the full range of economic and market influences which may affect the market value of the Securities. Certain risks are inherent in an investment in equity securities, including (1) the risk that the financial condition of one or more of the issuers of the Securities may worsen; or (2) the general condition of the common stock market may weaken. In either case, the value of the Portfolio Securities and hence the value of Units may decline.

    We can give no assurance that the Trust will effectively achieve its objectives over its life. We can likewise give no assurance that future portfolios selected using the same methodology as the Trust will meet their objectives. The Trust is not designed to be a complete investment program.

Payment Risks

    There are certain payment risks involved in owning common stocks. Risks include those arising from the fact that the rights of holders of common and preferred stocks to receive payments from the issuers of those stocks are generally inferior to those of creditors of, or holders of debt obligations issued by, the issuers. Furthermore, the rights of holders of common stocks are inferior to the rights of holders of preferred stocks. Holders of common stocks of the type held in the Portfolio have a right to receive dividends only when, as and if, and in the amounts, declared by the issuer's board of directors. Holders of common stocks such as those in the Portfolio also have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for.

    By contrast, holders of preferred stocks have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors. This right is normally on a cumulative basis. Holders of preferred stocks do not ordinarily participate in other amounts available for distribution by the issuing corporation. Issuing corporations must pay cumulative preferred stock dividends before common stock dividends.

    Any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of such cumulative preferred stock. Preferred stocks also have rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks entail less risk than common stocks. However, neither preferred nor common stocks represent an obligation or liability of the issuer. Therefore, they do not offer any assurance of income or provide the degree of protection of capital of debt securities.

    The issuance of debt securities, as compared with both preferred and common stock, will create prior claims for payment of principal and interest in the case of debt securities. The issuance of preferred stock, as compared with common stock, will create prior claims for payment of dividends and liquidation preferences in the case of preferred stock. These prior claims could adversely affect (1) the ability and inclination of the issuer to declare or pay dividends on its common stock or (2) the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, common stocks lack a fixed principal amount and a maturity date but have values which are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are thus unlike debt securities which typically have a stated principal amount payable at maturity. Additionally, market timing and volume trading will also affect the underlying value of Securities, including the Sponsor's buying of additional Securities and the Trust's selling of Securities during the Liquidation Period.

    The value of the Securities in the Portfolio thus may fluctuate over the entire life of the Trust to values higher or lower than those on the Initial Date of Deposit. The Sponsor may direct the Trustee to dispose of Securities under certain specified circumstances (See "Administration of the Trust--Portfolio Supervision"). However, the Trustee will not dispose of Securities solely as a result of normal fluctuations in market value.

Possible Lack of Market

    We can give no assurance that a market will be made for any of the Securities, that any market for the Securities will continue or that the Securities in any markets made will be liquid. In addition, the Trust may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsor and its affiliates. The price at which the Securities may be sold in connection with redemptions and the value of the Trust will be adversely affected if trading markets for the Securities are limited or absent.

Deferred Sales Charge

    On each Deferred Sales Charge Payment Date, the Trust will sell Securities pro rata in an amount equal to $4.00 per 100 Units over seven months and $2.00 per 100 Units in the eighth month to pay the Deferred Sales Charge. The Trust will distribute the proceeds of sale to the Sponsor. As the Trust sells Securities to pay the Deferred Sales Charge the Trust's assets will be reduced and income per Unit may be reduced.

Litigation and Legislation

    The Sponsor does not know of any pending litigation as of the initial date of deposit that might reasonably be expected to have a material adverse effect on the Portfolio, although pending litigation may have a material adverse effect on the value of Securities in the Portfolio. In addition, at any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Securities in the Portfolio or the issuers of the Securities. Changing approaches to regulation, particularly with respect to the environment or with respect to the real estate industry, may have a negative impact on certain companies represented in the Portfolio. There can be no assurance that future litigation, legislation, regulation or deregulation will not have a material adverse effect on the Portfolio or will not impact the ability of the issuers of the Securities to achieve their business goals.

UNIT CREATION--DEPOSIT OF SECURITIES

    On the date that the Trust was created, the Sponsor deposited with the Trustee certain Securities and contracts and funds (represented by irrevocable letter(s) of credit issued by major commercial bank(s)) for the purchase of the Securities. The Securities were deposited at prices equal to their market value as determined by the Trustee. The Sponsor may also deposit cash or a letter of credit and instruct the Trustee to purchase Securities. The Sponsor created the Trust simultaneously with the deposit of the Securities with the Trustee and the execution of the Indenture and the Reference Trust Agreement. The Trustee then immediately recorded the Sponsor as owner of the Units comprising the entire ownership of the Trust.

    Through this Prospectus, the Sponsor is offering the Units, including Additional Units, as defined below, for sale to the public. The holders of Units (the "Unit Holders") will have the right to have their Units redeemed at a price based on the market value of the Securities if they cannot be sold in the secondary market which the Sponsor, although not obligated to, proposes to maintain. A secondary market for Units is a market where Units are bought and sold after their original issue. In addition, the Sponsor may offer for sale, through this Prospectus, Units which the Sponsor may have repurchased in the secondary market or upon the tender by Unit Holder of Units for redemption. The Trustee has not participated in the selection of Securities for the Trust. Neither the Sponsor nor the Trustee nor any of their affiliates will be liable in any way for any default, failure or defect in any Securities.

    With the deposit of the Securities in the Trust on the Initial Date of Deposit, the Sponsor established a proportionate relationship between the number of shares of each Security in the Portfolio. You may find the original proportionate relationships on the Initial Date of Deposit in the "Schedule of Portfolio Securities". The original proportionate relationships are subject to adjustment under certain limited circumstances. See: "Administration of the Trust--Portfolio Supervision". Under the Indenture and Agreement, the Sponsor can deposit additional Securities and contracts to purchase additional Securities together with a letter of credit or cash. The Sponsor may then give instructions to the Trustee to purchase additional Securities in order to create additional Units ("Additional Units"). Any such additional deposits made in the 90 day period following the creation of the Trust will consist of Securities of the same issuers as those already in the Trust. These deposits will be in amounts which maintain, to the extent practicable, the original proportionate relationship between the number of shares of each Security and any cash in the Portfolio. It may not be possible to maintain the exact original proportionate relationship because of price changes or other reasons. After the 90 day period following the Initial Date of Deposit any deposit of additional Securities and cash must replicate the portfolio exactly as it was immediately prior to such deposit.

    Since the Sponsor deposits cash or a letter of credit in lieu of cash and gives instructions to the Trustee to purchase additional Securities to create Additional Units, Units, including previously issued Units, may represent more or less of that Security and more or less of other Securities in the Portfolio of the Trust. This is because the price of a Security fluctuates between the time the cash is deposited and the time the cash is used to purchase the Security.

    The Trustee may hold any cash deposited with instructions to purchase Securities in an interest bearing account. Any interest earned on such cash will be the property of the Trust. Unit Holders will receive, as a distribution on the earlier of (1) the first Distribution Date or (2) 90 days after the Initial Date of Deposit:

    - any cash deposited with instruction to purchase Securities that is not used to purchase Securities, and

    - any interest not used to pay Trust expenses.

    On and after the initial Date of Deposit, however, the Sponsor expects to deposit additional Securities and sell the additional Units created. These deposits generally will reflect the Portfolio, in terms of stocks and their proportionate number of shares, as of the initial Date of Deposit. The sale of additional Units and the sale of Units in the secondary market may continue even though the Securities would no longer be chosen for deposit into the Trust if the selection process were to be made at such later time.

    The Sponsor may deposit additional Securities and may continue to sell Units of the Trust even though MSDW Research no longer rates one or more of the Securities Strong Buy, Outperform or Neutral by on the date of deposit of the additional Securities or sale of the Units. The Securities may have a sell recommendation by the Sponsor or any affiliate at the time of any later deposit.

    There is no assurance that the Trust will declare or pay any distributions in the future.

    As the Sponsor creates Additional Units, all Units may represent more or less of a particular Security, in terms of percentage of aggregate market value of the portfolio. In addition, the brokerage fees incurred in purchasing Securities with deposited cash will be borne by the Trust. Any Unit Holder who purchased Units before the purchase of Securities with the deposited cash would have his holdings diluted as result of any of these brokerage fees.

    The Sponsor may acquire large volumes of additional Securities for deposit into the Trust over a short period of time. These acquisitions may tend to raise the market prices of these Securities. To minimize the risk of price fluctuations when purchasing Securities, the Trust may purchase Securities at the closing price as of the Evaluation Time. To do so, the Trust may enter into trades with unaffiliated broker/dealers for the purchase of large quantities of shares. These trades will be entered into at an increased commission cost which the Trust will bear. See "Summary of Essential Information". The Sponsor cannot currently predict the actual market impact of the Sponsor's purchases of additional Securities because it does not know the actual volume of Securities to be purchased or their supply and price.

    This Prospectus may be used to continuously offer additional Units for sale to the public. Units will be sold by the Sponsor to investors at the Public Offering Price next computed after receipt of the investor's order to purchase Units, if Units are available to fill orders on the day that that price is set. If Units are not available or are insufficient to fill the order, the Sponsor will reject the investor's order. The number of Units available may be insufficient to meet demand. This may be because of the Sponsor's inability to or decision not to purchase and deposit underlying Securities in amounts sufficient to maintain the proportionate numbers of shares of each Security as required to create Additional Units. The Sponsor may, if unable to accept orders on any given day, offer to execute the order as soon as sufficient Units can be created. You will be deemed to have placed a new order for that number of Units each day until that order is accepted. The Sponsor will execute your order, when Units are available, at the Public Offering Price next calculated after the Sponsor accepts your continuing order. You will, of course, be able to revoke your purchase offer at any time prior to acceptance by the Sponsor. The Sponsor will execute orders to purchase in the order it determines that they are received. The Sponsor will first fill orders received first. However, the Sponsor will accept indications of interest prior to the effectiveness of the registration of the offering of Trust Units which become orders upon effectiveness according to the order in which the Sponsor receives the indications of interest.

    On the Initial Date of Deposit, each Unit represented the fractional undivided interest in the Securities and net income of the Trust set forth under "Summary of Essential Information". Afterwards, if you redeem any Units, the amount of Securities in the Trust will decline, and the fractional undivided interest represented by each remaining Unit in the balance of the Trust will increase. However, if the Trust issues Additional Units, the Securities in the Trust will increase by amounts allocable to such Additional Units and the fractional undivided interest in the Trust will fall. Units will remain outstanding until you or any Unit Holder, including the Sponsor, redeem them upon tender to the Trustee, or until the termination of the Trust on the terms specified in the Indenture and Agreement. Only the Trustee can redeem Units. You can tender your Units to the Trustee for redemption, sell them to the Sponsor if the Sponsor is willing to buy the Units or hold them until the Trust terminates.

                            TAX STATUS OF THE TRUST

In the opinion of Cahill Gordon & Reindel, special counsel for the Sponsor, under existing Federal income tax law:

    The Trust is not an association taxable as a corporation for Federal income tax purposes. Income received by the Trust will be treated as income of the Unit Holders in the manner set forth below.

    Under the grantor trust rules of Sections 671-678 of the Internal Revenue Code of 1986, as amended, each Unit Holder will be considered to be the owner of a pro rata portion of each asset in the Trust. The total tax cost of each Unit purchased solely for cash will equal the cost of Units, including the Initial Sales Charge. A Unit Holder should determine the tax cost for each asset represented by the Unit Holder's Units purchased solely for cash by allocating the total cost for such Units, including the Initial Sales Charge, among the assets in the Trust represented by the Units in proportion to their relative fair market values on the date the Unit Holder purchases the Units.

    The proceeds actually received by a Unit Holder upon termination of the Trust or redemption of Units will have been reduced by the Deferred Sales Charge and the charge for organizational expenses. The relevant tax reporting forms sent to a Unit Holder will also reflect the actual amounts paid to him, which will have been reduced by the Deferred Sales Charge and the charge for organizational expenses. Accordingly, you should not increase the total cost for your Units by the amount of the Deferred Sales Charge and the charge for organizational expenses.

    You as a Unit Holder will be considered to have received all of the dividends paid on your pro rata portion of each Security when the Trust receives these dividends including the portion of this dividend used to pay ongoing expenses. An individual Unit Holder who itemizes deductions will be entitled to an itemized deduction for his pro rata share of fees and expenses paid by the Trust as if he paid those fees and expenses directly. You are entitled to this deduction only to the extent that this amount together with your other miscellaneous deductions exceeds 2% of your adjusted gross income. A corporate Unit Holder will not be subject to this 2% floor.

    Under the position taken by the Internal Revenue Service in Revenue Ruling 90-7, a distribution by the Trustee to you or to your agent of your pro rata share of the Securities in kind upon redemption or termination of the Trust will not be a taxable event to you. Your basis for Securities so distributed will be equal to your basis for the same Securities, previously represented by your Units, prior to such distribution. The holding period for such Securities will include the period during which you held the Units. You will have a taxable gain or loss, which will be a capital gain or loss except in the case of a dealer, when you dispose of such Securities in a taxable transfer.

    Under the income tax laws of the State and City of New York, the Trust is not an association taxable as a corporation. These tax laws will treat the income of the Trust as the income of the Unit Holders.

    In connection with the In-kind Rollover Option set forth under "Termination--In-Kind Rollover Option", you will not be taxed upon the receipt in kind from the Terminating Trust and the deposit in the New Trust of the Duplicated Stocks. Your basis in these Duplicated Stocks will be your basis in these Duplicated Stocks prior to the distribution from the Terminating Trust. The holding period of these Duplicated Stocks will include the period during which you held the Units. To the extent the Agent sells Securities received in kind on your behalf, you will have a taxable gain or loss, which will be a capital gain or loss except in the case of a dealer. Your basis in non-Duplicated Stocks will equal the purchase price paid by the Agent.

    If the proceeds that the Distribution Agent or the Trustee receives upon the sale of an underlying Security exceed your adjusted tax cost allocable to the Security disposed of, you will realize a taxable gain to the extent of that excess. Conversely, if the proceeds that the Distribution Agent or the Trustee receives upon the sale of an underlying Security are less than your adjusted tax cost allocable to the Security disposed of, you will realize a loss for tax purposes to the extent of that difference. However, if the Trustee reinvests proceeds in a New Series in connection with an exchange or non-In-Kind Rollover, the Internal Revenue Service may not allow that loss for the underlying Securities in each trust which are substantially identical if the purchase of units of the New Series takes place less than thirty-one days after the sale of the underlying Security.

    Under the Internal Revenue Code, capital gain of individuals, estates and trusts from Securities held for more than one year is subject to a maximum nominal tax rate of 20%. That capital gain may, however, result in a disallowance of itemized deductions and/ or affect a personal exemption phase-out. The capital gain rate of 20% will be unavailable to you for those Securities which you have held for less than a year and a day at the time of sale. This includes sales occasioned by mandatory or early termination of the Trust or the exchange or rollover of Units.

    From time to time Congress considers proposals to reduce the rate of the dividends-received deduction. This type of legislation, if enacted into law, would reduce the after-tax return to investors who can take advantage of the deduction.

TAX CONSIDERATIONS RELATED TO REITS

    The Trust will own shares in REITs. REITs are entities that have elected and qualified for the special tax treatment applicable to "real estate investment trusts" under the Federal Tax Code. REITs must satisfy a number of complex requirements in order to maintain REIT status. If the REIT distributes 95% or more of its real estate investment trust taxable income (90% for taxable years beginning after December 31, 2000), subject to certain adjustments, to its shareholders, then it will not be subject to Federal income tax on the amounts it distributed. Moreover, if the REIT distributes at least (1) 85% of its ordinary income and (2) 95% of its capital gain net income, then it will not be subject to the 4% excise tax on certain undistributed income of REITs.

    Generally, shareholders must pay taxes on distributions that a REIT makes to shareholders out of its current or accumulated earnings and profits as ordinary dividend income. However, subject to the discussion below regarding tax rates for unrecaptured section 1250 gain, distributions of net capital gain designated by the REIT as capital gain dividends will be taxed to shareholders as long-term capital gain. These distributions will be so taxed if they do not exceed the REIT's actual net capital gain for the taxable year, regardless of how long the shareholders have held the REIT shares. If distributions exceed current or accumulated earnings and profits, they will constitute a return of capital, rather than dividend or capital gain income, and will reduce the tax basis of the shareholder's shares. If distributions exceed this basis, shareholders must pay taxes in the same manner on them as on gain from the sale of those shares. The Portfolio may receive information from the REITs as to the tax status of distributions after it has furnished information to its investors. In this case, the Sponsor will furnish any amended information to you as promptly as is practicable.

    The Federal Tax Code permits REITs to elect to retain and pay income tax on their net capital gain for any taxable year. Under the Taxpayer Relief Act of 1997, however, for taxable years beginning after December 31, 1997, a REIT may require a shareholder to include in income his proportionate share of the REIT's undistributed net capital gain for the taxable year. The shareholder will be deemed to have paid his proportionate share of the income tax paid by the REIT for any undistributed net capital gain. This tax would be credited against the shareholder's tax liability and subject to normal refund procedures. In addition, each shareholder's basis in his shares would increase by

    - the amount of undistributed net capital gain, less

    - the tax paid by the REIT, included in the shareholder's income.

    The 1997 Act also provides a maximum rate of 25% for "unrecaptured section 1250 gain" recognized on the sale or exchange of certain real estate assets. The 1997 Act allows the Internal Revenue Service to prescribe regulations on how the 1997 Act's new capital gain rates will apply to sales of capital assets by "pass-thru entities," which include REITs. To date, the IRS has not announced any regulations of this kind. However, in Notice 97-64 issued on November 10, 1997, the Internal Revenue Service indicated that these regulations will determine whether capital gain dividends are taxed at the 25% or 20% rate based upon

    - the REIT's holding period in the property that generates the gain, and

    - the amount of unrecaptured straight-line depreciation attributable to that property.

TAXATION OF FOREIGN UNIT HOLDERS

    Foreign Unit Holders (including nonresident alien individuals, foreign corporations, foreign partnerships and other foreign persons) not engaged in a U.S. trade or business generally will be subject to a 30% withholding tax (or lower applicable treaty rate) on the portion of any distribution that does not constitute a capital gain distribution. In general, under the Foreign Investors in Real Property Tax Act of 1980 ("FIRPTA"), foreign Unit Holders will be subject to 35% withholding tax on the portion of any distribution that is designated as a capital gain dividend. A foreign Unit Holder also will be required to file a U.S. tax return for capital gain dividends and to pay U.S. federal income tax on capital gain dividends (against which the 35% FIRPTA withholding tax may be credited). Subject to treaty exemptions, capital gain dividends distributed to foreign Unit Holders that are corporations may also be subject to a 30% branch profits tax. The portion of any distribution that constitutes a return of capital will not be subject to U.S. federal income tax and, therefore, the Trustee may withhold more than the amount of tax actually due. Foreign Unit Holders may seek a refund from the Internal Revenue Service of any excess withholding tax. Foreign Unit Holders generally should not be subject to FIRPTA withholding tax on gain from the sale or redemption of Units or from the Trust's sale of Securities.

    In view of the above tax and return filing requirements, an investment in the Trust may not be appropriate for certain foreign investors. Prospective foreign investors should consult with their own tax advisors to determine the impact of foreign, federal, state and local income tax laws on their investment in the Trust, including any applicable reporting requirements.

    You should consult your tax advisor about how the above general information applies to your own situation.

                                RETIREMENT PLANS

    Units of the Trust may be suited for purchase by Individual Retirement Accounts and pension plans or profit sharing and other qualified retirement plans. If you are contemplating establishing a qualified retirement plan or IRA or investing funds of such a plan or IRA in Trust Units, you should consult your tax advisor about the tax consequences of any action.

    Forms and arrangements for establishing qualified retirement plans and IRAs are available from:

    - the Sponsor

    - other brokerage firms

    - other financial institutions

    - others.

    Fees and charges with respect to such plans and IRAs are not uniform and may vary from time to time as well as from institution to institution.

                            PUBLIC OFFERING OF UNITS

PUBLIC OFFERING PRICE

    The Public Offering Price of the Units is calculated on each business day by the following formula: the aggregate market value of the Portfolio Securities and other Trust assets, as determined by the Trustee, next computed after receipt of a purchase order is reduced by Trust liabilities and then divided by the number of Units outstanding. The Units outstanding may be split to create greater or fewer units (a reverse split). The sales charge shown in "Summary of Essential Information" is added to the net asset value per Unit. The Sponsor may add to the Public Offering Price commissions and any other transactional costs, if any, in connection with the deposit of additional Securities or contracts to purchase additional Securities for the creation of Additional Units.

    After the Initial Date of Deposit, the Sponsor will include in the Public Offering Price a proportionate share of cash amounts in the Income Account and Principal Account and amounts receivable in respect of stocks trading ex-dividend, other than money required to be distributed to Unit Holders on a Distribution Date and money required to redeem tendered Units.

    The Income Account is an account maintained by the Trustee of the Trust to hold the income from the Securities received by the Trust. In the event a stock is trading ex-dividend at the time of deposit of additional Securities, the Sponsor will add to the Public Offering Price an amount equal to the dividend that would be received if such stock were to receive a dividend. The Public Offering Price per Unit is calculated to five decimal places and rounded up or down to three decimal places. The Public Offering Price on any particular date will vary from the Public Offering Price on the Initial Date of Deposit, set forth in the "Summary of Essential Information", in accordance with:

    - fluctuations in the aggregate market value of the Securities

    - the amount of available cash on hand in the Trust, and

    - the amount of Trust fees and expenses.

    A portion of the Public Offering Price also consists of cash or Securities in an amount sufficient to pay for all or a portion of the organization costs incurred in establishing the Trust. The Sponsor will receive the estimated organization costs as of the close of the initial offering period. See "Expenses and Charges--Organization Costs."

    As more fully described in the Indenture, the Trustee determines the aggregate market value of the Securities based on closing prices on the day it makes the valuation as described under "Redemption--Computation of Redemption Price". If there are no such reported prices, the Trustee takes into account the same factors referred to under "Redemption--Computation of Redemption Price". Determinations are effective for transactions effected after the last preceding determination.

SALES CHARGES

    The sales charge consists of an Initial Sales Charge and a Deferred Sales Charge. To compute the Initial Sales Charge, deduct the Deferred Sales Charge of $30.00 per 100 Units from the total sales charge. The Initial Sales Charge that a Unit Holder pays may be more or less than the Initial Sales Charge on the Initial Date of Deposit because of the fluctuation of the value of the Securities from that on the Initial Date of Deposit. The Deferred Sales Charge will initially be $30.00 per 100 Units but will decline each month by $4.00 over seven months and by $2.00 in the eighth month. The Deferred Sales Charge will be paid through monthly payments commencing on the first Deferred Sales Charge Payment Date shown on the Summary of Essential Information in an amount equal to $4.00 per 100 Units in the first seven months and $2.00 per 100 Units in the eighth month. The Deferred Sales Charge will be paid with money acquired through the sale of Securities on each Deferred Sales Charge Payment Date or distribution of cash available for payment. To the extent that the entire Deferred Sales Charge relating to your Units has not been paid at the time of repurchase, redemption or exchange of the Units, we will deduct any unpaid amount from the sale, redemption or exchange proceeds or in calculating an in-kind distribution.

    For purchases of Units with a value of $50,000 or more, we will reduce the Initial Sales Charge on a graduated basis as shown below under "Volume Discount". Unit Holders investing the proceeds of distribution from a previous terminating Series of Morgan Stanley Dean Witter Select Equity Trust, upon purchase of Units of the Trust, will be subject only to the Deferred Sales Charge on these Units. If you acquire Units of the Trust in an exchange of units of a different unit investment trust sponsored by the Sponsor you will not have to pay an initial sales charge at the time of the exchange. However, these acquired Units will be subject to the Deferred Sales Charge.

PUBLIC DISTRIBUTION

    The Sponsor directly and through dealers will distribute to the public, at the Public Offering Price determined as provided above, Units issued on the Initial Date of Deposit and Additional Units issued in connection with additional deposits of Securities. They may offer to the public unsold Units or Units acquired by the Sponsor in the secondary market referred to below, by this Prospectus, at the then-current Public Offering Price determined as provided above.

    The Sponsor intends to qualify Units in states selected by the Sponsor for sale by the Sponsor and through dealers who are members of the National Association of Securities Dealers, Inc. The Sponsor will sell Units to dealers during the initial offering period at prices which reflect a concession of 70% of the applicable sales charge, subject to change from time to time. In addition, sales of Units may be made according to distribution arrangements with certain banks and/or other entities. These banks and entities are subject to regulation by the Office of the Comptroller of the Currency or by other bank regulatory authorities and are acting as agents for their customers. These banks and/or entities are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge that these customers pay is retained by or remitted to these banks or entities in an amount equal to the amount customarily received by an agent for acting in this capacity in connection with the purchase of Units. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

SECONDARY MARKET

    While not obligated to do so, the Sponsor presently intends to maintain, at its expense, a secondary market for Units of this series of the Morgan Stanley Dean Witter Select Equity Trust. The Sponsor also presently intends to continuously offer to repurchase Units from Unit Holders at the Sponsor's Repurchase Price. The Sponsor computes the Repurchase Price by adding:

    - the aggregate value of the Securities in the Trust, and

    - any cash on hand in the Trust, including dividends receivable on stocks trading ex-dividend, other than money required to redeem tendered Units and cash the Sponsor deposited to purchase Securities or cash held in the Reserve Account

    - less expenses of the Trust, (includes Trustee fee, Sponsor fee, counsel's expenses and taxes, if any), and

    - less any remaining unpaid portion of the Deferred Sales Charge, and

    - less cash held for distribution to Unit Holders of record as of a date on or before the evaluation and then dividing the result by the number of Units outstanding, as of the date of the computation.

    In addition, after the initial offering period, the Sponsor's Repurchase Price will be reduced to reflect the estimated costs of liquidating the Securities to meet redemption requests. The only sales charge incurred when a Unit Holder sells Units back to the

Sponsor is the payment of the unpaid portion of the Deferred Sales Charge. The Sponsor may reoffer to the public any Units repurchased by the Sponsor at the Sponsor's Repurchase Price. The reoffering price will be the then current Public Offering Price. The Sponsor will bear any profit or loss resulting from the resale of these Units.

    The Sponsor may temporarily or permanently discontinue the repurchase of Units of this series at the Sponsor's Repurchase Price if the supply of Units exceeds demand or for any other business reason. In this event, although under no obligation to do so, the Sponsor may, as a service to Unit Holders, offer to repurchase Units at the "Redemption Price". Alternatively, Unit Holders may redeem their Units through the Trustee.

PROFIT OF SPONSOR

    The Sponsor receives a sales charge on Units sold to the public and to dealers. The Sponsor may have also realized a profit or sustained a loss on the deposit of the Securities in the Trust. This profit or loss represents the difference between the cost of the Securities to the Sponsor and the cost of the Securities to the Trust. For a description of this profit or loss and the amount of the difference on the Initial Date of Deposit see "Schedule of Portfolio Securities". The Sponsor may realize a similar profit or loss in connection with each additional deposit of Securities. In addition, the Sponsor may have acted as a broker in transactions relating to the purchase of Securities for deposit in the Trust. During the initial public offering period the Sponsor may realize additional profit or sustain a loss due to daily fluctuations in the prices of the Securities in the Trust and thus in the Public Offering Price of Units the Sponsor receives. If the Sponsor receives cash from the Unit Holders before the settlement date for the purchase of Units or before the payment for Securities upon their delivery, the Sponsor may use the cash in the Sponsor's business and may benefit from the use of the cash.

    The Sponsor may also realize profits or sustain losses while maintaining a secondary market in the Units. These profits or losses are the amount of any difference between the prices at which the Sponsor buys Units and the prices, including a sales charge, at which the Sponsor resells these Units or the prices at which the Sponsor redeems these Units, as the case may be.

VOLUME DISCOUNT

    Although under no obligation to do so, the Sponsor intends to permit volume purchasers of Units to purchase Units at a reduced sales charge. The Sponsor may at any time change the amount by which the sales charge is reduced. The Sponsor may also discontinue the discount altogether.

    The sales charge of 3.90% of the Public Offering Price will decline as shown on the following graduated scale for sales to any person of at least $50,000 during the Initial Offering Period. The sales charge in the secondary market, which will decline as shown on the following graduated scale, consists of an Initial Sales Charge and the remaining portions of the Deferred Sales Charge. The following scale assumes a Public Offering Price of $1,000.00 per 100 units:

                                                          SALES CHARGE
                                          --------------------------------------------
                                                                       PERCENT OF
                                                PERCENT OF        THE AMOUNT INVESTED
                                          PUBLIC OFFERING PRICE      IN SECURITIES
                                          ----------------------  --------------------
Less than $50,000.......................          3.90%                  3.935%
$50,000 to $99,999......................          3.75                   3.784
$100,000 to $249,999....................          3.50                   3.532
$250,000 to $499,999....................          3.25                   3.280
$500,000 to $999,999....................          3.00                   3.027
$1,000,000 or more......................          2.00                   2.018

    The reduced sales charges as shown on the chart above will apply to all purchases of Units of this Trust on any one day by the same person, partnership or corporation, other than a dealer, in the amounts stated above. For purchases of $500,000.00 or more, the sales charge consists solely of a deferred sales charge of $30.00 per 100 Units for a purchase of $500,000.00 to $999,999.99 and adjusted to total $20.00 per 100 Units for a purchase of $1,000,000.00 or more.

    Units held in the name of your spouse or in the name of your child under age 21 are deemed for the purposes of the volume discount to be registered in your name. The reduced sales charges are also applicable to a trustee or other fiduciary, including a partnership or corporation purchasing Units for a single trust estate or single fiduciary account.

                                   REDEMPTION

RIGHT OF REDEMPTION

    You may redeem one or more of your Units at the Redemption Price upon delivery of a request for redemption to the Trustee at its unit investment trust office in the City of New York, in form satisfactory to the Trustee. You may tender Units for redemption at any time after the settlement date for purchase. The Redemption Price per Unit is calculated as set forth under "Computation of Redemption Price". There is no sales charge incurred when you tender your Units to the Trustee for redemption other than the payment of any Deferred Sales Charge then due.

    On the third business day following the tender to the Trustee of Units to be redeemed, you will be entitled to receive cash per Unit equal to the Redemption Price per Unit. The Trustee will determine the Redemption Price as of the Evaluation Time on the date of tender. The Evaluation Time is the close of the market, generally 4:00 PM New York time.

    The "date of tender" is the date on which the Trustee receives Units. However, for Units received after the Evaluation Time, the date of tender is the next day on which the New York Stock Exchange is open for trading. These Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price computed on that day.

    During the period in which the Sponsor maintains a secondary market for Units, the Sponsor may repurchase any Unit presented for tender to the Trustee for redemption no later than the close of business on the next Business Day following the presentation.

REDEMPTION PROCEDURES

    In connection with each redemption the Sponsor will direct the Trustee to redeem Units in accordance with the procedures set forth in either (1) or (2) below.

    (1) The Trustee will redeem Units solely in cash for any one Unit Holder tendering less than 25,000 Units. If you request redemption of at least 25,000 Units, the Sponsor may determine, at its discretion, to direct the Trustee to redeem Units "in-kind" by distributing Portfolio Securities to you. The Sponsor may direct the Trustee to redeem Units "in-kind" even if it is then maintaining a secondary market in Units of the Trust. If you redeem Units "in-kind" you will receive an amount and value of Trust Securities per Unit equal to the Redemption Price Per Unit as determined at the Evaluation Time next following the tender as set forth under "Computation of Redemption Price" below. The Trustee will hold the distribution "in-kind" for redemption of Units for your account, and for disposition in accordance with your instructions. You will be entitled to receive (1) whole shares of each of the underlying Portfolio Securities, plus
(2) cash equal to your pro rata share of the cash balance of the Income and Principal Accounts and (3) cash from the Principal Account equal to the fractional shares to which you are entitled. The Trustee, in connection with implementing the redemption "in-kind" procedures outlined above, may make any adjustments necessary to reflect differences between (1) the Redemption Price of Units and (2) the value of the Securities distributed "in-kind" as of the date of tender. If the Principal Account does not contain amounts sufficient to cover the required cash distribution to you, the Trustee may sell Securities in the Trust Portfolio in the manner discussed below. If you receive redemption distributions of Securities "in-kind" you may incur brokerage costs and odd-lot charges in converting those Securities into cash. The Trustee will assess transfer charges to Unit Holders taking Securities "in-kind" according to its usual practice.

    The portion of the Redemption Price which represents your interest in the Income Account will be withdrawn from the Income Account to the extent available. The balance paid on any redemption, including dividends receivable on stocks trading ex-dividend, if any, will be drawn from the Principal Account to the extent that funds are available for that purpose. The Agreement authorizes the Trustee to sell Securities in order to provide funds for redemption. To the extent Securities are sold, the size of the Trust will decline. These sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. The Redemption Price you receive may be more or less than the purchase price you originally paid. The price difference will depend on the value of the Securities in the Portfolio at the time of redemption. Moreover, due to the minimum lot size in which Securities may be required to be sold, the proceeds of these sales may exceed the amount necessary for payment of Units redeemed. These excess proceeds will be distributed pro rata to all remaining Unit Holders of record on the next following Record Date.

    The Sponsor will supply to the Trustee a list of Securities to sell for purposes of redeeming Units. If the Sponsor does not so instruct the Trustee, the Trustee will select the Securities to sell so as to maintain, as closely as practicable, the proportionate relationship between the number of shares of each Security in the Trust.

    (2) The Trustee will redeem Units in kind by an in-kind distribution to The Chase Manhattan Bank as the Distribution Agent. You will be able to receive in-kind an amount per Unit equal to the Redemption Price per Unit as determined as of the day of tender. In-kind distributions to Unit Holders will take the form of whole shares of Securities. The Distribution Agent will distribute cash in lieu of fractional shares. The whole shares, fractional shares and cash distributed to the Distribution Agent will total an amount equal to the Redemption Price per Unit.

    The Distribution Agent shall hold distributions in-kind upon the redemption of Units. You shall be deemed to have designated the Distribution Agent as your agent upon purchase of a Unit, for your account, and for disposition in accordance with your instructions as follows:

    (i) The Distribution Agent shall sell the In-Kind Distribution as of the close of business on the date of tender or as soon as possible afterwards. The Distribution Agent shall then remit to you, within seven calendar days, the net proceeds of the sale, after deducting any brokerage commissions and transfer taxes on the sale. However, you may request a distribution of the Securities as set forth in paragraph (ii) below. The Distribution Agent may sell the Securities through the Sponsor, and the Sponsor may charge brokerage commissions on those sales.

    (ii) If you request distribution in-kind and tender more than 25,000 Units, the Distribution Agent shall sell any portion of the In-Kind Distribution represented by fractional interests in shares. The Distribution Agent shall then distribute (1) the net cash proceeds plus (2) any other distributable cash to you together with (3) certificates or book-entry credit to your account at the Sponsor of each of the whole shares of Securities comprising the In-Kind Distribution.

    The 25,000 Unit threshold will not apply to redemptions in kind in connection with a rollover or on an In-Kind Distribution Date in connection with the termination of the Trust.

    The portion of the Redemption Price which represents your interest in the Income Account shall be withdrawn from the Income Account to the extent available. The balance paid on any redemption, including dividends receivable on stocks trading ex-dividend, if any, will be withdrawn from the Principal Account to the extent that funds are available for that purpose. To the extent Securities are distributed in-kind to the Distribution Agent, the size of the Trust will be reduced. Sales by the Distribution Agent may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. The Redemption Price you receive may be more or less than the purchase price you originally paid, depending on the value of the Securities in the Portfolio at the time of redemption.

COMPUTATION OF REDEMPTION PRICE

    The Trust Evaluation per Unit is determined as of the Evaluation Time stated under "Summary of Essential Information" above:

    - semiannually, on the last Business Day of each of the months of June and December,

    - on the day on which you tender any Unit of the Trust for redemption, unless you tender after the Evaluation Time on that day (In this case tender shall be considered to have been made on the next day on which the New York Stock Exchange is open for trading), and

    - on any other Business Day desired by the Sponsor or the Trustee.

I. To determine the Trust Evaluation per Unit, add:

    (1) The aggregate value of Securities in the Trust, as the Trustee determines,

    (2) Cash on hand in the Trust, including dividends receivable on stocks trading ex-dividend, other than money deposited to purchase Securities or money credited to the Reserve Account,

    (3) All other assets of the Trust,

II. Then deduct from the resulting figure:

    (1) amounts representing any applicable taxes or governmental charges payable by the Trust for the purpose of making an addition to the reserve account,

    (2) amounts representing estimated accrued fees and expenses of the Trust, including legal and auditing expenses,

    (3) amounts representing unpaid fees of the Trustee, the Sponsor and counsel,

    (4) any remaining unpaid portion of the Deferred Sales Charge, and

    (5) cash held to redeem tendered Units and for distribution to Unit Holders of record as of the Business Day before the evaluation on the days or dates set forth above;

III. Divide the result of the above computation by the total number of Units outstanding on the date of the evaluation. The resulting figure equals the Redemption Price for each Unit.

    In addition, after the initial offering period, the Redemption Price will be reduced to reflect the estimated costs of liquidating the Securities to meet the redemption.

    The Trustee shall determine the aggregate value of the Securities in good faith in the following manner:

    - If the Securities are listed on one or more national securities exchanges, the Trustee shall base its valuation on the closing price on the exchange which is the principal market for these Securities. The exchange shall be the New York Stock Exchange if the Securities are listed there, unless the Trustee deems that price inappropriate as a basis for valuation.

    - If the Securities are not listed, or, if listed and their principal market is a different exchange or there is no closing price on that exchange, the Trustee shall base its valuation on the closing price in the over-the-counter market, unless the Trustee deems that price inappropriate as a basis for valuation.

    If there is no closing price, the Trustee shall use any of the following methods which the Trustee deems appropriate:

    - on the basis of current bid prices of the Securities as obtained from investment dealers or brokers, including the Sponsor, who customarily deal in securities comparable to those held by the Trust, or

    - if bid prices are not available for any of the Securities, on the basis of bid prices for comparable securities, or

    - by appraisal of the value of the Securities on the bid side of the market or by such other appraisal as is deemed appropriate, or

    - by any combination of the above.

POSTPONEMENT OF REDEMPTION

    Your right of redemption may be suspended and the payment of the Redemption Price per Unit to you may be postponed for more than seven calendar days following a tender of Units for redemption

    - for any period during which the New York Stock Exchange, Inc. is closed, other than for customary weekend and holiday closings, or

    - for any period during which, as determined by the Securities and Exchange Commission, either trading on the New York Stock Exchange, Inc. is restricted or an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable, or

    - for any other periods that the Securities and Exchange Commission may by order permit. The Trustee is not liable to any person or in any way for any loss or damage that may result from any suspension or postponement.

                                EXCHANGE OPTION

    Unit Holders of any Morgan Stanley Dean Witter Select Trust or any holders of units of any other unit investment trust may elect to exchange any or all of their units for units of one or more of any series of the Morgan Stanley Dean Witter Select Equity Trust that may from time to time be made available for exchange by the Sponsor, called the "Exchange Trusts".

    An exchange of this kind is implemented by a sale of Units and a purchase of the units of an Exchange Trust. You may acquire these units at prices based on reduced sales charges per unit. The purpose of this reduced sales charge is to permit the Sponsor to pass on the cost savings resulting from this exchange to the Holder who wishes to exchange units. The cost savings result from reductions in time and expense related to advice, financial planning and operational expense required for the Exchange Option.

    Each Exchange Trust has different investment objectives. You should read the Prospectus for the applicable Exchange Trust carefully to determine the investment objective before you exercise this option.

    This option will be available provided that (1) the Sponsor maintains a secondary market in units of the applicable Exchange Trust and (2) units of the applicable Exchange Trust are available for sale and are lawfully qualified for sale in the state in which you are a resident. While the Sponsor presently intends to maintain a secondary market for the units of Exchange Trusts, there is no obligation on its part to do so. Therefore, we do not promise that a market for units will in fact exist on any given date in which you wish to sell or exchange Units, and we do not promise that the Exchange Option will be available to any Unit Holder. The Sponsor reserves the right to modify, suspend or terminate this option. The Sponsor will give sixty days notice before the date of the termination of or a material amendment to the Exchange Option. However, the Sponsor will not have to give notice in certain circumstances approved by the Securities and Exchange Commission. In the event the Exchange Option is not available to you at the time you wish to exercise that option, we will immediately notify you and we will not take any action with respect to your tendered Units without further instruction from you.

    You may make exchanges in whole units only. We will return any excess proceeds from the surrender of your Units. Alternatively, you may make up any difference between (1) the amount representing the Units being submitted for exchange and (2) the amount representing the units being acquired up to the next highest number of whole units. The full value of the Units, including any make-up amount, will be subject to a sales charge.

    An exchange of Units pursuant to the Exchange Option will constitute a "taxable event" under the Code. You will recognize a gain or loss at the time of exchange. However, if you exchange Units for units of any series of the Exchange Trusts which are grantor trusts for U.S. federal income tax purposes, the Internal Revenue Service may seek to disallow any loss incurred upon the exchange. The IRS may seek to disallow the loss to the extent that (1) the underlying securities in each Trust are substantially identical and (2) the purchase of the units of an Exchange Trust takes place less than thirty-one days after the sale of the Units. In order to avoid the potential disallowance of losses for tax purposes, you may notify the Sponsor that you wish to purchase units of the Exchange Trust on the thirty-first day after the day of the sale of the Units exchanged. The Sponsor will deposit the proceeds of the Units surrendered in your brokerage account with the Sponsor. You may withdraw the proceeds at any time. You may use cash from the account to purchase units of the Exchange Trust on the thirty-first day after the day of sale of the Units exchanged in accordance with the procedures set forth above. You may revoke the order to purchase by calling your financial advisor at any time before the purchase on the thirty-first day.

    If units are unavailable, the Sponsor may acquire units in the secondary market or create units as soon as possible afterwards. The Sponsor will sell these units based on the value of the Trust per unit on the date of purchase of the units plus the applicable sales charge. The order does not create a contract or option to acquire units. If the Sponsor does not hold units in its inventory on the thirty-first day or if the Sponsor does not create additional units or is unable to acquire units in the secondary market, the Sponsor will not purchase units of the Exchange Trust and the cash will remain in your account. If you exchange Units of one Trust for units of another Trust, you should consult your tax advisor regarding the extent to which this exchange results in the recognition of a loss for Federal and/or state or local income tax purposes.

    To exercise the Exchange Option, you should notify the Sponsor of your desire to acquire units of one or more of the Exchange Trusts. Upon the exchange of Units of the Trust, we will deduct any Deferred Sales Charge balance from the exchange proceeds. If units of the applicable outstanding series of the Exchange Trust are available for sale at that time, you may select the series or group of series for which the Units are to be exchanged. You will be provided with a current prospectus or prospectuses relating to each series in which you indicate interest.

    The exchange transaction will operate in a manner essentially identical to any secondary market transaction. Units will be repurchased at a price based upon the aggregate bid side evaluation per Unit of the Securities in the Portfolio. We will sell units of the Exchange Trust to you at a price equal to:

    - the net asset value per unit of the securities in the Exchange Trust's Portfolio, plus

    - accrued interest, if any, and

    - the applicable sales charge per Unit.

    If the Exchange Trust is a series of Morgan Stanley Dean Witter Select Equity Trust, the applicable sales charge on that Trust will be the Deferred Sales Charge of that Trust. The Deferred Sales Charge may be more or less than 2.0% of the Public Offering Price.

                              REINVESTMENT PROGRAM

    You may elect to automatically reinvest the distributions with respect to your Units in additional Units of the Trust. You may participate in the Trust's reinvestment program by filing a written notice of election with the Trustee. The Trustee must receive your completed notice of election to participate in the Program at least ten days before the Record Date applicable to any distribution in order for the Program to be in effect for that distribution. You may modify or revoke your election on similar notice.

    The Trustee will use these distributions, to the extent reinvested in the Trust, at the direction of the Sponsor in one or both of the following manners:

    (1) The Trustee may use the distributions to purchase Units of this Series of the Trust in the Sponsor's inventory. The purchase price payable by the Trustee for each of these Units will be equal to the applicable Trust evaluation per Unit on or as soon as possible after the close of business on the Distribution Date. The Trustee will issue or credit the Units purchased to the accounts of Unit Holders participating in the Program.

    (2) If there are no Units in the Sponsor's inventory, the Sponsor may purchase additional Securities for deposit into the Trust as described above. The Sponsor will deposit the additional Securities with any necessary cash with the Trustee in exchange for new Units. The Trustee may then use the distributions to purchase the new Units from the Sponsor. The price for these new Units will be the applicable Trust evaluation per Unit on or as soon as possible after the close of business on the Distribution Date. See "Public Offering of Units--Public Offering Price". The Units purchased by the Trustee will be issued or credited to the accounts of Unit Holders who participate in the Program. The Sponsor may terminate the Program if it does not have sufficient Units in its inventory or if it is no longer practical to create additional Units.

    If you elect to have distribution on these Units reinvested into additional units of the Trust, the purchase price of the reinvestment units will be credited by the amount of any remaining deferred sales charge at the time of the reinvestment. This credit will offset the deferred sales charge that will be charged on the reinvestment units.

    No fractional Units will be issued under any circumstances. If, after the maximum number of full Units has been issued or created at the applicable price, there remains a portion of the distribution which is not sufficient to purchase a full Unit at that price, the Trustee will distribute that amount to Unit Holders. The Trust will bear the cost of administering the reinvestment program. Thus all Unit Holders will indirectly bear that cost.

                             RIGHTS OF UNIT HOLDERS

UNIT HOLDERS

    A Unit Holder is deemed to be a beneficiary of the Trust created by the Indenture and Agreement. A Unit Holder is vested with all right, title and interest in that Trust created. As a Unit Holder, you may tender your Units to the Trustee for redemption at any time.

    You are required to hold your Units in uncertificated form. The Trustee will credit your account with the number of Units you hold. Units are transferable only on the records of the Trustee upon presentation of evidence satisfactory to the Trustee for each transfer. Any sums payable for taxes or other governmental charges imposed upon these transactions must be paid by you and you must comply with the formalities necessary to redeem Units.

CERTAIN LIMITATIONS

    The death or incapacity of any Unit Holder will not operate to terminate the Trust. Death or incapacity will not entitle your legal representatives or heirs to claim an accounting or to take any other action or proceeding in any court for a partition or winding up of the Trust.

    Neither you nor any other Unit Holder shall have the right to vote except with respect to removal of the Trustee or amendment and termination of the Trust. See "Administration of the Trust--Amendment" and "Administration of the Trust--Termination". Unit Holders shall have no right to control the operation or administration of the Trust in any manner. The only time you will have that right is upon the vote of 51% of the Units outstanding at any time for purposes of amendment, or termination of the Trust or discharge of the Trustee, all as provided in the Agreement. However, no Unit Holder shall ever be under any liability to any third party for any action that the Trustee or Sponsor takes. You will be unable to dispose of any of the Securities in the Portfolio and will not be able to vote the Securities. The Trustee, as holder of the Securities, will have the right to vote all of the voting Securities held in the Trust. The Trustee will vote those Securities in accordance with the instructions of the Sponsor, if given. Otherwise the Trustee shall vote as it, in its sole discretion, shall determine.

                              EXPENSES AND CHARGES

    The Summary of Essential Information in Part A lists the estimated annual Trust expenses. If actual expenses exceed the estimated amounts, the Trust will bear the excess.

ORGANIZATION COSTS

    You and the other Unit Holders will bear all or a portion of the organization costs and charges incurred in connection with the establishment of the Trust. These costs and charges will include:

    - the cost of the preparation, printing and execution of the Indenture, Registration Statement and other documents relating to the Trust

    - Federal and State registration fees and costs

    - the initial fees and expenses of the Trustee

    - legal and auditing expenses.

    The Sponsor will pay advertising and selling expenses at no cost to the Trust.

TRUST FEES AND EXPENSES

    The Sponsor's fee, earned for portfolio supervisory services, is based upon the largest number of Units outstanding during the computation period. The Sponsor's fee as set forth in "Summary of Essential Information" may exceed the actual costs of providing portfolio supervisory services for this Trust. At no time will the total amount the Sponsor receives for portfolio supervisory services rendered to all series of the Morgan Stanley Dean Witter Select Equity Trust in any calendar year exceed the aggregate cost to it of supplying those services in that year.

    Under the Indenture and Agreement for its services as Trustee and evaluator, the Trustee receives the fee set forth in "Summary of Essential Information". The Trust bears its regular expenses, including certain mailing and printing expenses.

    The Sponsor's fee, the Trustee's fees and the Trust expenses accrue daily but are payable only on or before each Distribution Date from the Income Account, to the extent funds are available and thereafter from the Principal Account. Any of these fees may increase without your approval or the approval of the other Unit Holders in proportion to increases under the classification "All Services Less Rent" in the Consumer Price Index published by the United States Department of Labor or, if no longer published, a similar index. The Trustee, pursuant to normal banking procedures, also receives benefits to the extent that it holds funds on deposit in various non-interest bearing accounts created under the Indenture and Agreement.

OTHER CHARGES

    The Trust does or may incur the following additional charges as more fully described in the Indenture and Agreement:

    - fees of the Trustee for extraordinary services

    - expenses of the Trustee, including legal and auditing expenses, and of counsel that the Sponsor designated

    - various governmental charges

    - expenses and costs of any action the Trustee takes to protect the Trust and the rights and interests of the Unit Holders

    - indemnification of the Trustee for any loss, liability or expenses it incurred in the administration of the Trust without gross negligence, bad faith, wilful malfeasance or wilful misconduct on its part or reckless disregard of its obligations and duties

    - indemnification of the Sponsor for any losses, liabilities and expenses incurred in acting as Sponsor or Depositor under the Agreement without gross negligence, bad faith, wilful malfeasance or wilful misconduct or reckless disregard of its obligations and duties

    - expenditures incurred in contacting Unit Holders upon termination of the Trust, and

    - brokerage commissions or charges incurred in connection with the purchase or sale of Securities.

PAYMENT

    The fees and expenses set forth in this Prospectus are payable out of the Trust. When the Trustee pays them or when they are owed to the Trustee, they are secured by a lien on the Trust. Dividends on the Securities are expected to be sufficient to pay the estimated expenses of the Trust. If the balances in the Income and Principal Account are insufficient to provide for amounts payable by the Trust, the Trustee has the power to sell Securities to pay those amounts. To the extent that the Trustee sells Securities, the size of the Trust will decline and the proportions of the types of Securities may change. These sales might be required at a time when

Securities would not otherwise be sold. These sales might result in lower prices than might otherwise be realized. Moreover, due to the minimum lot size in which Securities may be required to be sold, the proceeds of these sales may exceed the amount necessary for the payment of these fees and expenses.

                          ADMINISTRATION OF THE TRUST

RECORDS AND ACCOUNTS

    The Trustee will keep records and accounts of all transactions of the Trust at its unit investment trust office at 4 New York Plaza, New York, New York 10004. Unit Holders may inspect these records and accounts at reasonable times during normal business hours. The Trustee will additionally keep on file for inspection by Unit Holders an executed copy of the Indenture and Agreement together with a current list of the Securities then held in the Trust. In connection with the storage and handling of certain Securities deposited in the Trust, the Trustee is authorized to use the services of the Depository Trust Company. These services would include safekeeping of the Securities, coupon-clipping, computer book-entry transfer and institutional delivery services.

DISTRIBUTION

    The Record Dates and the Distribution Dates are set forth in Part A of this prospectus. See "Summary of Essential Information". The distributions will be an amount equal to:

    - the Unit Holder's pro rata portion of the amount of dividend income received by the Trust plus

    - proceeds of the sale of Portfolio Securities, including capital gains, not used for the redemption of Units, if any, less

    - the Trustee's fees and expenses and less the Sponsor's portfolio supervision fees.

    Distributions for the account of beneficial owners of Units registered in "street name" that the Sponsor holds will be made to the investment account of those beneficial owners maintained with the Sponsor. Whenever regulatory or tax purposes require or whenever the Sponsor directs, the Trustee may make special distributions on special distribution dates to Unit Holders of record on special record dates that the Trustee declares.

    The Trustee credits dividends payable to the Trust as a holder of record of its Securities to an Income Account, as of the date on which the Trust is entitled to receive those dividends. The Trustee credits to a Principal Account other receipts, including (1) return of investment and gain and (2) amounts received upon the sale, pursuant to the Indenture and Agreement, of rights to purchase other Securities distributed in respect of the Securities in the Portfolio. The Trust will distribute these amounts to each Unit Holder as of a Record Date on the next following Distribution Date or shortly thereafter.

    The Trustee will hold proceeds it receives from the disposition of any of the Securities which are not used for redemption of Units in the Principal Account until it distributes those proceeds on the Distribution Date following their receipt. The Trustee does not need to make a distribution from the Principal Account if its balance is less than $1.00 per 100 Units outstanding. The Trustee may create a Reserve Account by withdrawing from the Income or Principal Accounts, from time to time, amounts it deems necessary to establish a reserve for any taxes or other governmental charges that may be payable out of the Trust. Funds the Trustee holds in the various accounts created under the Indenture are non-interest bearing to Unit Holders. The Trustee receives the benefit of holding those funds which are interest-bearing to it.

    On each Deferred Sales Charge Payment Date the Trustee will sell Securities pro rata in an amount equal to $4.00 per 100 Units in the first seven months and $2.00 per 100 Units in the eighth month. The Trustee will use the money it obtains to pay the Deferred Sales Charge and will distribute the proceeds to the Sponsor.

    The Trustee will follow a policy of placing securities acquisition or disposition transactions with a broker or dealer only if it expects to obtain favorable prices and executions of orders. The Trustee generally makes transactions in Securities held in the Trust in brokerage transactions, as distinguished from principal transactions. In connection with the brokerage transactions, the Sponsor may act as broker and receive commissions if the Trustee expects to obtain the most favorable prices and execution. In placing Securities transactions, the Trustee will not consider statistical and research information furnished to it by any of the securities dealers through which the Trustee executes transactions.

PORTFOLIO SUPERVISION

    The Trustee will adjust the original proportionate relationship between the number of shares of each Security in the Trust to reflect:

    - the occurrence of a stock dividend

    - a stock split

    - a merger

    - a reorganization or

    - a similar event which affects the capital structure of the issuer of a Security in the Trust but which does not affect the Trust's percentage ownership of the common stock equity of that issuer at the time of that event.

    If the Trust receives the securities of another issuer as the result of
(1) a merger or reorganization, (2) a spin-off, (3) a split-off or (4) a split-up of the issuer of a Security included in the original portfolio, the Trust may:

    - hold those securities as if they were one of the Securities initially deposited and

    - adjust the proportionate relationship accordingly for all subsequent deposits.

    The Sponsor or the Trustee does not "manage" the Portfolio of the Trust. Only the provisions of the Indenture and Agreement govern their activities described below. The Sponsor may direct the Trustee to dispose of Securities upon:

    - failure of the issuer of a Security in the Trust to declare or pay anticipated cash dividends

    - institution of certain materially adverse legal proceedings

    - default under certain documents materially and adversely affecting future declaration or payment of dividends, or

    - the occurrence of other market or credit factors that in the opinion of the Sponsor would make the retention of these Securities in the Trust detrimental to the interests of the Unit Holders.

    The Sponsor will direct the Trustee to sell Securities to pay portions of the Deferred Sales Charge. Except as otherwise discussed in this Prospectus, the acquisition of any Securities for the Trust other than those initially deposited and those deposited in order to create additional Units, is prohibited. The Indenture authorizes the Sponsor to direct the Trustee to invest the proceeds of any sale of Securities not required for the redemption of Units in eligible money market instruments. The Sponsor will select these instruments, which will include only (1) negotiable certificates of deposit or (2) time deposits of domestic banks which are members of the Federal Deposit Insurance Corporation and which have, together with their branches or subsidiaries, more than $2 billion in total assets. However, the Trust may hold certificates of deposit or time deposits of smaller domestic banks provided the deposit does not exceed the insurance coverage on the instrument, which currently is $100,000. Also, the Trust's aggregate holding of certificates of deposit or time deposits that the Trustee issued may not exceed the insurance coverage of these obligations. U.S. Treasury notes or bills, which the Trust shall hold until their maturity, must mature prior to the earlier of the next following Distribution Date or 90 days after receipt. The Trust shall distribute the principal and interest of each Treasury note or bill, to the extent this interest is not used to pay Trust expenses, on the earlier of the 90th day after receipt or the next following Distribution Date.

    During the life of the Trust, the Sponsor, as part of its administrative responsibilities, shall conduct reviews to determine whether or not to recommend the disposition of Securities. In addition, the Sponsor shall undertake to perform any other reviews and procedures as it deems necessary in order for it to give the consents and directions, including directions as to voting on the Securities, that the Indenture and Agreement require. The Sponsor shall receive the portfolio supervisory fee referred to under "Summary of Essential Information" for (1) performing the administrative services in making those recommendations and (2) giving those consents and directions, and (3) making the reviews called for.

VOTING OF THE PORTFOLIO SECURITIES

    The Indenture and Agreement states that the Trustee will exercise voting rights with respect to the Securities and in accordance with the Indenture or the directions that the Sponsor gives.

REPORTS TO UNIT HOLDERS

    With each distribution, the Trustee will furnish to Unit Holders a statement of the amount of income and other receipts distributed, including the proceeds of the sale of the Securities. The statement shall express proceeds in each case as a dollar amount per Unit.

    Within a reasonable period of time after the last Business Day in each calendar year, but not later than February 15, the Trustee will furnish to each person who at any time during that calendar year was a Unit Holder of record a statement setting forth:

        1.  As to the Income and Principal Account:

    - the amount of income received on the Securities;

    - the amount paid for redemption of Units;

    - the deductions for applicable taxes or other governmental charges, if any, and fees and expenses of the Sponsor, the Trustee and counsel;

    - the deductions of portions of the Deferred Sales Charge;

    - the amounts distributed from the Income Account;

    - any other amount credited to deducted from the Income Account; and

    - the net amount remaining after those payments and deductions expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last business day of that calendar year.

        2.  The following information:

    - a list of the Securities as of the last business day of that calendar year;

    - the number of Units outstanding as of the last business day of that calendar year;

    - the Unit Value (as defined in the Agreement) based on the last Evaluation made during that calendar year; and

    - the amounts actually distributed during that calendar year from the Income and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the Record Dates for those distributions.

AMENDMENT

    The Trustee and the Sponsor or their respective successors may amend the Indenture and Agreement from time to time without the consent of any of the Unit Holders

    - to cure any ambiguity or to correct or supplement any provision contained in the Indenture and Agreement which may be defective or inconsistent with any other provision contained in that document;

    - to change any provision in the Indenture and Agreement as the Securities and Exchange Commission or any successor governmental agency exercising similar authority may require; or

    - to make any other provision in regard to matters or questions arising in the Indenture and Agreement as shall not adversely affect the interest of the Unit Holders.

    The parties to the Indenture and Agreement may also amend that document from time to time or they may waive the performance of any of the provisions of the Indenture and Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture and Agreement or of modifying in any manner the rights of the Unit Holders, if the express written consent of Holders of Units evidencing 51% of the Units at the time outstanding under the Indenture and Agreement is obtained. No party, however, may amend the Indenture and Agreement, or may waive any of its provisions, so as to (1) increase the number of Units issuable in respect of the Trust above the aggregate number specified in Part 2 of the Agreement or any lesser amount that may be outstanding at any time during the term of the Indenture except as the result of the deposit of additional Securities, as therein provided, or reduce the relative interest in the Trust of any Unit Holder without his consent, (2) permit the deposit or acquisition of securities or other property either in addition to or in substitution for any of the Securities except in the manner permitted by the Trust Indenture as in effect on the date of the first deposit of Securities or permit the Trustee to engage in business or investment activities not specifically authorized in the Indenture and Agreement as originally adopted or (3) adversely affect the characterization of the Trust as a grantor trust for federal income tax purposes.

TERMINATION

    The Indenture and Agreement provides that the Trust will be liquidated during the Liquidation Period as set forth under "Summary of Essential Information" and terminated at the end of that period. Additionally, if the value of the Trust as shown by any Evaluation is less than forty percent (40%) of the value of the Securities deposited in the Trust on the Initial Date of Deposit and acquired afterwards, the Trustee will, if the Sponsor directs in writing, terminate the Trust. The Trust may also be terminated at any time by the written consent of Unit Holders owning 51% or more of the Units then outstanding. Unit Holders will receive final distributions according to their Election Instructions. Final distributions are the Unit Holders' pro rata distributions realized from the sale of Portfolio Securities plus any other Trust assets, less Trust expenses. The Election Instructions will provide for the following distribution options: (1) cash distributions; (2) distributions "in kind"; or (3) investment of the distributions attributable to your Units in units of a subsequent new series of the Morgan Stanley Dean Witter Select Equity Trust (the "New Series") as the Sponsor designates if the New Series is offered at that time (the "Rollover Option"). Unit Holders who do not tender properly completed Election Instructions to the Trustee will be considered to have elected a cash distribution.

    CASH OR "IN-KIND" DISTRIBUTIONS. Unit Holders who hold Units at termination will receive distributions from their Units in cash. Unit holders may, however, indicate to the Trustee that they wish to receive termination distributions "in kind". To do so, you must return to the Trustee properly completed Election Instructions that the Trustee distributes to Unit Holders of record 45 days prior to the Termination Date. You do not need any minimum number of Units to elect an in-kind distribution. The Trustee will duly honor any election instructions that it receives on or before the In-Kind Distribution Date. You will be entitled to receive whole shares of each of the underlying Portfolio Securities and cash from the Principal Account equal to the fractional shares to which you are entitled. If you receive distributions of Securities "in-kind", you may incur brokerage and odd-lot costs in converting these Securities into cash. The Trustee will transfer the Securities to be delivered in kind to your account and for disposition in accordance with your instructions.

    NON IN-KIND ROLLOVER OPTION. You may elect to invest the distributions attributable to your Units in units of a New Series subject only to the deferred sales charge on the units of the New Series. We expect that the terms of the New Series will be substantially the same as the terms of the Trust described in this Prospectus. We also expect that similar options to invest in a subsequent series of the Trust will be exercisable for termination distributions from each New Series of the trust approximately two years after that New Series' creation. The availability of this option does not constitute a solicitation of an offer to purchase Units of a New Series or any other security. We will treat your election to exercise this option as an indication of interest only. At any time prior to your purchase of units of a New Series, you may change your investment strategy and receive, in cash, the proceeds of the sale of the Securities.

    IN-KIND ROLLOVER OPTION. The Sponsor may offer Unit Holders the ability to "roll over" their Units of the Trust for units of a subsequent series as set forth below. If such feature is offered, the following structure will be implemented for those rollovers. Although the Sponsor may offer Unit Holders this additional termination alternative, the Sponsor reserves the right in its sole discretion to decline to offer such alternative for any reason. If the Sponsor determines to offer this alternative, it will notify Unit Holders, who will then notify the Sponsor whether they wish to participate. This rollover will occur at least 30 days before the scheduled termination of the Terminating Trust.

    If you wish to reinvest your interests in Units of the Trust in units of a newly created series of Morgan Stanley Dean Witter Select Equity Trust, REIT Portfolio Series, you may do so by so advising your account executive. This exchange will be effected by an in-kind redemption from the Terminating Trust and subsequent in-kind deposit with the Trustee of the New Trust as follows:

    The Chase Manhattan Bank will act as agent on your behalf in connection with the creation of a unit of the New Trust. The Agent will deposit the number and types of securities constituting a unit of the New Trust in kind in the New Trust. Certain stocks contained in the Terminating Trust are likely to be included in the portfolio of the New Trust. A Unit Holder in the Terminating Trust electing to receive his interest in such Terminating Trust in kind who wishes to purchase units in the New Trust by an in-kind contribution to the New Trust would direct the Agent to carry out the transactions necessary to consummate the in-kind deposit. The Agent would have the authorization to receive your in-kind distribution from the Terminating Trust and to assemble and deposit, on your behalf, the package of stocks needed to make up a unit in the New Trust. Such assembly and deposit would include an in-kind contribution to the New Trust of an appropriate amount of your interest in Duplicated Stocks. The Agent would sell securities distributed in kind from the Terminating Trust not required to make up a unit in the New Trust. The Agent would utilize the cash proceeds of each sale to purchase stocks, other than the Duplicated Stocks, necessary to constitute a unit of the New Trust. The proceeds of these sales will be reduced and the cost of these purchases will increase by any applicable brokerage commissions. If additional cash is necessary to purchase stocks, you would pay that cash to the Agent. You would receive any cash not used to make up a unit in the New Trust. The Agent will sell fractional interests received from the Terminating Trust. The Agent will use the cash proceeds of that sale to purchase securities for deposit in the New Trust. If the Agent does not use the proceeds for those purposes, the Agent will distribute them to you. Upon receipt of the in-kind deposits, the Trustee will issue the appropriate number of units in the New Trust to the Unit Holder on whose behalf the Agent acted. If you acquire units pursuant to an in-kind deposit into a New Trust from a Terminating Trust, you will not be subject to an initial Sales Charge on those units. You will be subject only to a Deferred Sales Charge.

    We will also offer the ability to purchase units of the New Trust by the deposit of securities in-kind to persons who were not Unit Holders in a Terminating Trust. Any such person may contribute whole shares in-kind to a New Trust. He will be required to pay the initial Sales Charge to the Sponsor in connection with the in-kind purchase of Units. These units will be subject to a Deferred Sales Charge.

    METHOD OF SECURITIES DISPOSAL. The Trustee will begin to sell the remaining Securities held in the Trust on the next business day following the In-Kind Date. Since the Trust is not managed, Securities in the Portfolio must be sold in accordance with the Indenture. The Indenture provides for sales over a period of days or on any one day during the Liquidation Period set forth in the "Summary of Essential Information". The Trustee will deposit proceeds of these sales into the Trust. The Trustee will hold those proceeds in a non-interest bearing account to Unit Holders until distributed, and the Trustee will receive benefit from those proceeds. The sales of Portfolio Securities may tend to depress the market prices for these Securities and thus reduce the proceeds available to Unit Holders. The Sponsor believes that gradual liquidation of Securities during the Liquidation Period may mitigate negative market price consequences stemming from the trading of large volumes of Securities over a short period of time. There can be no assurance, however, that these procedures will effectively mitigate any adverse price consequences of heavy volume trading or that these procedures will produce a better price for Unit Holders than might have been obtained had all the Securities been sold on one particular day during the Liquidation Period.

    After (1) deducting brokerage charges and costs incurred in connection with the sale of Securities and any fees and expenses of the Trust and (2) paying into the Reserve Account any amount required for taxes or other governmental charges that may be payable by the Trust, the Trustee will distribute to each Unit Holder after due notice of termination of the Trust, the Unit Holder's pro rata share of the Income and Principal Accounts. The sale of Securities in the Trust upon termination may result in a lower amount than might otherwise be realized it such sale were not required at that time. For this reason, among others, the amount you may realize upon termination may be less than the amount you paid for Units.

    The Division of Investment Management of the SEC believes that the rollover option constitutes an "exchange offer", for the purposes of Section 11(c) of the Investment Company Act of 1940, and would therefore be prohibited without an exemptive order. The Sponsor has obtained an exemptive order under Section
11(c) which it believes permits it to offer the rollover. There can be no assurance that the SEC will concur with the Sponsor's position. Additional regulatory approvals may be required.

                       RESIGNATION, REMOVAL AND LIABILITY

REGARDING THE TRUSTEE

    The Trustee shall be under no liability for:

    - any action taken in good faith in reliance on apparently properly executed documents or

    - for the disposition of cash or Securities in the Trust.

The Trustee is not liable or responsible in any way for depreciation or loss as a result of the disposition of any Securities. However, the Trustee is liable for wilful misfeasance, bad faith or gross negligence in the performance of its duties. The Trustee is also liable if it recklessly disregards its obligations and duties under the Indenture and Agreement. In the event of a failure of the Sponsor to act, the Trustee may act under the Indenture and Agreement. In that case, the Trustee shall not be liable for any such action taken by it in good faith. The Trustee will not be personally liable for any taxes or other governmental charges imposed upon the Trust or in respect of the Securities or dividends. The Agreement also contains other customary provisions limiting the liability of the Trustee and providing for the indemnification of the Trustee for any loss or claim accruing to it without (1) gross negligence, (2) bad faith, (3) wilful misconduct, (4) wilful misfeasance or (5) reckless disregard of its duties and obligations under the Agreement on its part.

    The Trustee or any successor may resign by executing an instrument in writing, filing the instrument with the Sponsor and mailing a copy of that notice of resignation to all Unit Holders then of record. Upon receiving that notice, the Sponsor will use its best efforts to appoint a successor Trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or if public authorities take over its affairs, or if the Sponsor determines to remove the Trustee because of (i) a material deterioration in the Trustee's creditworthiness or (ii) one or more negligent acts by the Trustee, which result in a material adverse effect, makes the removal of the Trustee in the best interest of the Unit Holders, the Sponsor may remove the Trustee and appoint a successor as provided in the Agreement. If within 30 days of the resignation of a Trustee the Sponsor has not appointed a successor or, if appointed, it has not accepted the appointment, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a Trustee becomes effective only when the successor Trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor Trustee.

REGARDING THE SPONSOR

    The Sponsor will be under no liability to the Trust or to Unit Holders for taking any action or for refraining from any action in good faith or for errors in judgment. Likewise, the Sponsor will not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any Security. The Sponsor will, however, be liable for (1) its own wilful misfeasance,
(2) wilful misconduct, (3) bad faith, (4) gross negligence or (5) reckless disregard of its duties and obligations under the Agreement.

    If at any time the Sponsor (1) resigns under the Agreement or (2) fails or is incapable of performing its duties thereunder or (3) becomes bankrupt or
(4) has its affairs taken over by public authorities take over its affairs, the Agreement directs the Trustee to act. The Trustee will either (1) appoint a successor Sponsor or Sponsors at rates of compensation that the Trustee finds reasonable and which does not exceed amounts prescribed by the Securities and Exchange Commission, or (2) terminate the Trust Indenture and Agreement and the Trust and liquidate the Trust. The Trustee will promptly notify Unit Holders of any of these actions.

                                 MISCELLANEOUS

SPONSOR

    Dean Witter Reynolds Inc. is a principal operating subsidiary of Morgan Stanley Dean Witter & Co., a publicly-held corporation. On May 31, 1997, Dean Witter, Discover & Co., Dean Witter's former parent company, and Morgan Stanley Group Inc. merged to form Morgan Stanley Dean Witter & Co. Dean Witter is a financial services company that provides to its individual, corporate, and institutional clients services as

    - a broker in securities and commodities

    - a dealer in corporate, municipal, and government securities

    - an investment banker

    - an investment adviser, and

    - an agent in the sale of life insurance and various other products and services.

    Dean Witter is a member firm of the New York Stock Exchange, the American Stock Exchange, other major securities exchanges and the National Association of Securities Dealers. Dean Witter currently services its clients through a network of more than 350 domestic and international offices with approximately 13,000 financial advisors servicing individual and institutional client accounts.

TRUSTEE

    The Trustee is The Chase Manhattan Bank. It is a New York bank with its principal executive office located at 270 Park Avenue, New York, New York 10017. The Trustee is organized under the laws of the State of New York, is a member of the New York Clearing House Association and is subject to supervision and examination by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. Unit Holders should direct inquiries regarding distributions, address changes and other matters relating to the administration of the Trust to the Trustee at Unit Investment Trust Division, 4 New York Plaza, New York, New York 10004.

CODE OF ETHICS

    The Sponsor has adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on Trust portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the Trust and to provide reasonable standards of conduct.

LEGAL OPINIONS

    Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, as special counsel for the Sponsor has passed upon the legality of the Units offered by this Prospectus.

                              INDEPENDENT AUDITORS

    Grant Thornton LLP, certified public accountants, has audited the Statement of Financial Condition of this series of the Morgan Stanley Dean Witter Select Equity Trust included in this Prospectus. Grant Thornton LLP has provided a report as set forth in this Prospectus. The Statement is included in reliance upon that report given upon the authority of that firm as experts in accounting and auditing.

  YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS DOCUMENT OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS NOT CONTAINED IN THIS DOCUMENT. THE REGISTRATION STATEMENT FOR THE TRUST AND ITS EXHIBITS, WHICH HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933
  (FILE NO. 333-43324) AND THE INVESTMENT COMPANY ACT OF 1940 (FILE NO. 811-5065), CONTAIN INFORMATION THAT IS NOT CONTAINED IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH STATE.

                               TABLE OF CONTENTS

                                                     PAGE
                                                   --------
PART A
Summary of Essential Information.................         i
Independent Auditors' Report.....................         x
Statement of Financial Condition.................        xi
Schedule of Portfolio Securities.................      xiii
PART B
Introduction.....................................         1
The Trust........................................         1
    Objectives and Securities Selection..........         1
    Summary Description of the Portfolio.........         1
    Risk Factors.................................         3
    Unit Creation--Deposit of Securities.........         8
Tax Status of the Trust..........................        10
    Tax Considerations Related to REITs..........        11
    Taxation of Foreign Unit Holders.............        12
Retirement Plans.................................        12
Public Offering of Units.........................        13
    Public Offering Price........................        13
    Sales Charges................................        13
    Public Distribution..........................        14
    Secondary Market.............................        14
    Profit of Sponsor............................        15
    Volume Discount..............................        15
Redemption.......................................        16
    Right of Redemption..........................        16
    Redemption Procedures........................        16
    Computation of Redemption Price..............        18
    Postponement of Redemption...................        19
Exchange Option..................................        19
Reinvestment Program.............................        21
Rights of Unit Holders...........................        22
    Unit Holders.................................        22
    Certain Limitations..........................        22
Expenses and Charges.............................        22
    Organization Costs...........................        22
    Trust Fees and Expenses......................        23
    Other Charges................................        23
    Payment......................................        23
Administration of the Trust......................        24
    Records and Accounts.........................        24
    Distribution.................................        24
    Portfolio Supervision........................        25
    Voting of the Portfolio Securities...........        26
    Reports to Unit Holders......................        26
    Amendment....................................        27
    Termination..................................        27
Resignation, Removal and Liability...............        29
    Regarding the Trustee........................        29
    Regarding the Sponsor........................        30
Miscellaneous....................................        30
    Sponsor......................................        30
    Trustee......................................        31
    Legal Opinions...............................        31
Independent Auditors.............................        31

      CLF#37290

  MORGAN STANLEY DEAN WITTER

  [LOGO] UNIT INVESTMENT TRUST
  SELECT EQUITY TRUSTS

 REIT
 PORTFOLIO SERIES 2000-2
 ----------------------
  (A Unit Investment Trust)

              READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

  This prospectus may be used as a preliminary prospectus for a future series, such as when Units of this Trust are no longer available, or for investors who will reinvest into subsequent REIT Portfolio Series. In such cases, investors should note that:

      The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

      MORGAN STANLEY DEAN WITTER IS A SERVICE MARK OF MORGAN STANLEY DEAN WITTER & CO.